AllianceBernstein Municipal
Income Portfolios


The AllianceBernstein Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.



Prospectus

March 31, 2003


AllianceBernstein Municipal Portfolios
>    National Portfolio
>    Insured National Portfolio
>    California Portfolio
>    Insured California Portfolio
>    Arizona Portfolio
>    Florida Portfolio
>    Massachusetts Portfolio
>    Michigan Portfolio
>    Minnesota Portfolio
>    New Jersey Portfolio
>    New York Portfolio
>    Ohio Portfolio
>    Pennsylvania Portfolio
>    Virginia Portfolio

AllianceBernstein Intermediate Municipal Portfolios
>    Intermediate Diversified Municipal Portfolio
>    Intermediate California Municipal Portfolio
>    Intermediate New York Municipal Portfolio






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management





Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


2


TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                          Page

RISK/RETURN SUMMARY                                                         3
Investment Objectives, and Principal Policies
  and Risks                                                                 4
Performance and Bar Chart Information                                       5
Summary of Principal Risks                                                 22
FEES AND EXPENSES OF THE PORTFOLIOS                                        23
GLOSSARY                                                                   26
DESCRIPTION OF THE PORTFOLIOS                                              27
Investment Objectives                                                      27
Principal Policies                                                         27
Description of Additional Investment Practices                             30
Additional Risk Considerations                                             35
MANAGEMENT OF THE PORTFOLIOS                                               35
PURCHASE AND SALE OF SHARES                                                36
How The Portfolios Value Their Shares                                      36
How To Buy Shares                                                          36
How To Exchange Shares                                                     37
How To Sell Shares                                                         37
DIVIDENDS, DISTRIBUTIONS AND TAXES                                         37
DISTRIBUTION ARRANGEMENTS                                                  39
GENERAL INFORMATION                                                        40
FINANCIAL HIGHLIGHTS                                                       41



The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Municipal Income Portfolios. The AllianceBernstein Municipal Portfolios and the AllianceBernstein Intermediate Municipal Portfolios are together referred to in this Prospectus as the "Portfolios." You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment policies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each Portfolio. A further discussion of these and other risks begins on page 22.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.


3


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES AND RISKS

Investment Objectives

AllianceBernstein Municipal Portfolios:
The investment objective of each AllianceBernstein Municipal Portfolio, except the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

AllianceBernstein Intermediate Municipal Portfolios:
The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

Principal Policies

AllianceBernstein Municipal Portfolios:
Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly medium quality, municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minimum tax ("AMT")for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT ("AMT-Exempt bonds") whereas the other AllianceBernstein Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT ("AMT-Subject bonds"). The average weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.

Each of the AllianceBernstein Municipal Portfolios that invest in a named state (the "State Portfolios"), pursues its objective by investing principally in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. In addition, each State Portfolio is non-diversified.

Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing primarily in insured securities.

Each AllianceBernstein Municipal Portfolio also may invest in:

o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

o    derivatives, such as options, futures, forwards, and swap transactions.

AllianceBernstein Intermediate Municipal Portfolios:
Each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by investing principally in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") also principally invests in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

o lower-rated fixed-income securities (securities rated BB or B by national rating agencies); and

o    derivatives, such as options, futures, forwards and swap transactions.

Principal Risks: The principal risks of investing in each Portfolio are interest rate risk, credit risk, municipal market risk and derivatives risk. In addition, the State Portfolios and Intermediate State Portfolios are subject to non-diversification risk. These risks are described below.


4


PERFORMANCE AND BAR CHART INFORMATION

For each AllianceBernstein Municipal Portfolio, the performance table shows the Portfolio's average annual total returns before and (for Class A shares) after taxes and the bar chart shows the Portfolio's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o how the Portfolio's average annual total returns, before and (for Class A shares) after taxes, for one, five and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old)compare to those of a broad-based securities market index; and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

A Portfolio's past performance, before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

National Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5         10
                                                   Year     Years     Years**
-------------------------------------------------------------------------------
Class       Return Before Taxes                   -0.40%     2.67%     5.06%
A***        Return After Taxes
              on Distributions                    -0.45%     2.53%     4.87%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               1.75%     3.06%     5.02%
Class B     Return Before Taxes                    0.37%     2.86%     5.05%
Class C     Return Before Taxes                    2.34%     2.86%     4.80%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.71%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93.
Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 13.32%  -9.64%  22.27%   4.33%   10.00%   5.72%  -5.89%   9.77%   4.85%   4.03%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.


5


Insured National Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5         10
                                                   Year     Years     Years**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    2.33%     3.47%     5.51%
A***        Return After Taxes
              on Distributions                     2.30%     3.25%     5.11%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               3.15%     3.52%     5.17%
Class B     Return Before Taxes                    3.32%     3.64%     5.49%
Class C     Return Before Taxes                    5.21%     3.64%     5.23%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.71%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93.
Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 13.04%   -9.20%  22.45%   4.60%   9.66%   5.62%  -6.61%  12.05%   4.80%   6.92%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.


6


California Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5         10
                                                   Year     Years      Years**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    2.62%     3.88%     5.82%
A***        Return After Taxes
              on Distributions                     2.54%     3.81%     5.76%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               3.52%     4.03%     5.71%
Class B     Return Before Taxes                    3.57%     4.07%     5.78%
Class C     Return Before Taxes                    5.47%     4.07%     5.53%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.71%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93.
Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

12.90%  -10.10%  23.95%  4.36%  10.89%   6.35%   -3.30%   10.14%   4.07%   7.22%
-------------------------------------------------------------------------------
  93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.


7


Insured California Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)
                                                    1         5         10
                                                   Year     Years     Years**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    4.02%     4.52%     5.81%
A***        Return After Taxes
              on Distributions                     3.90%     4.34%     5.56%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               4.13%     4.38%     5.48%
Class B     Return Before Taxes                    4.75%     4.65%     5.75%
Class C     Return Before Taxes                    6.67%     4.65%     5.48%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.71%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93.
Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 13.13%  -11.03%  24.16%  2.57%  10.03%   6.12%   -4.73%  14.53%   2.68%   8.60%
-------------------------------------------------------------------------------
   93       94      95      96      97      98       99      00      01      02
                                                              Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.


8


Arizona Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    2.28%     4.55%     6.27%
A***        Return After Taxes
              on Distributions                     2.19%     4.48%     6.12%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               3.22%     4.59%     6.03%
Class B     Return Before Taxes                    3.10%     4.74%     6.29%
Class C     Return Before Taxes                    5.10%     4.74%     6.07%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     7.05%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 6/1/94.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  n/a  n/a   18.11%   5.18%   10.47%   7.29%   -2.42%   10.72%   5.42%   6.79%
-------------------------------------------------------------------------------
   93   94     95      96       97       98       99      00      01      02
                                                              Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%, 1st quarter, 1996.


9


Florida Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    3.32%     4.35%     5.44%
A***        Return After Taxes
              on Distributions                     3.32%     4.32%     5.42%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               4.03%     4.47%     5.41%
Class B     Return Before Taxes                    4.21%     4.54%     5.43%
Class C     Return Before Taxes                    6.21%     4.54%     5.16%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.30%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 6/25/93.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a  -11.77%   24.37%   4.00%  10.78%   6.22%   -3.81%   10.61%   5.99%   7.86%
-------------------------------------------------------------------------------
   93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.


10


Massachusetts Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    1.66%     3.90%     6.66%
A***        Return After Taxes
              on Distributions                     1.59%     3.82%     6.39%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               2.91%     4.06%     6.32%
Class B     Return Before Taxes                    2.48%     4.10%     6.69%
Class C     Return Before Taxes                    4.48%     4.10%     6.46%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.97%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 3/29/94.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a    n/a    18.63%    8.00%    11.82%   6.79%  -4.65%  11.93%   4.55%   6.18%
-------------------------------------------------------------------------------
   93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.54%, 4th quarter, 1999.


11


Michigan Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    3.68%     5.01%     6.50%
A***        Return After Taxes
              on Distributions                     3.57%     4.88%     6.17%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               4.04%     4.88%     6.07%
Class B     Return Before Taxes                    4.42%     5.17%     6.51%
Class C     Return Before Taxes                    6.42%     5.17%     6.27%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.40%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 2/25/94.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  n/a      n/a    24.02%   4.78%  11.49%   6.41%  -2.89%  12.52%   5.91%   8.24%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.


12


Minnesota Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    2.44%     4.41%     5.21%
A***        Return After Taxes
              on Distributions                     2.38%     4.36%     5.18%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               3.33%     4.49%     5.19%
Class B     Return Before Taxes                    3.14%     4.57%     5.19%
Class C     Return Before Taxes                    5.13%     4.58%     4.93%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.30%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 6/25/93.

***  After-tax Returns:
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a    -8.78%  17.81%   4.70%   10.05%  6.56%  -3.05%   11.60%   5.08%   6.98%
-------------------------------------------------------------------------------
  93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.


13


New Jersey Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    0.43%     3.34%     4.82%
A***        Return After Taxes
              on Distributions                     0.33%     3.30%     4.78%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               2.06%     3.62%     4.87%
Class B     Return Before Taxes                    1.17%     3.50%     4.81%
Class C     Return Before Taxes                    3.17%     3.52%     4.54%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.30%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 6/25/93.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  n/a   -10.13%  21.48%   4.02%  10.22%   7.05%  -4.52%   11.10%   3.32%   4.91%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.


14


New York Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5         10
                                                   Year     Years     Years**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    2.11%     3.68%     5.48%
A***        Return After Taxes
              on Distributions                     2.07%     3.63%     5.43%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               3.28%     3.91%     5.45%
Class B     Return Before Taxes                    2.64%     3.81%     5.44%
Class C     Return Before Taxes                    4.64%     3.80%     5.16%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.71%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93.
Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 12.76% -10.13%  21.22%   4.25%   11.20%   5.89%  -4.12%  11.12%   3.98%   6.63%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 8.93%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.


15


Ohio Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    1.40%     3.65%     5.04%
A***        Return After Taxes
              on Distributions                     1.35%     3.62%     5.01%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               2.81%     3.90%     5.07%
Class B     Return Before Taxes                    2.21%     3.84%     5.03%
Class C     Return Before Taxes                    4.21%     3.83%     4.77%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.30%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 6/25/93.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  n/a   -10.36%  20.07%   4.62%  11.65%   5.99%  -3.71%  10.29%    4.80%   5.92%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.29%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.


16


Pennsylvania Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    2.74%     4.24%     5.58%
A***        Return After Taxes
              on Distributions                     2.69%     4.18%     5.53%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               3.58%     4.33%     5.49%
Class B     Return Before Taxes                    3.54%     4.43%     5.57%
Class C     Return Before Taxes                    5.54%     4.43%     5.30%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.30%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 6/25/93.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   n/a   -9.83%  22.07%   5.64%   10.60%   6.36%  -4.97%  10.85%   6.98%   7.27%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.


17


Virginia Portfolio
-------------------------------------------------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns*

(For the periods ended December 31, 2002)

                                                    1         5       Since
                                                   Year     Years   Inception**
-------------------------------------------------------------------------------
Class       Return Before Taxes                    3.42%     4.36%     6.51%
A***        Return After Taxes
              on Distributions                     3.36%     4.28%     6.19%
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                               3.98%     4.43%     6.14%
Class B     Return Before Taxes                    4.29%     4.55%     6.54%
Class C     Return Before Taxes                    6.29%     4.55%     6.31%
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                              9.60%     6.06%     6.94%


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for Class A, Class B and Class C shares is 4/29/94.

***  After-tax Returns:
       - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a    20.15%   7.17%  11.52%   7.08%  -2.46%   9.31%   4.87%   8.01%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was down -1.25%, 3rd quarter, 1999.


18


Intermediate Diversified Municipal Portfolio
-------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's Diversified Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                      1         5         10
                                                     Year     Years      Years
-------------------------------------------------------------------------------
Diversified   Return Before Taxes                    6.79%     5.00%     5.36%
Municipal     Return After Taxes
Class*          on Distributions                     6.78%     4.94%     5.28%
              Return After Taxes on
                Distributions and
                Sale of Portfolio
                Shares                               5.71%     4.80%     5.15%
Lehman        (reflects no
Brothers        deduction for
Five Year       fees, expenses,
General         or taxes)
Obligation
Municipal
Bond Index                                           9.00%     5.80%     5.85%


*    After-tax Returns:
       - Are shown for the Portfolio's Diversified Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's Diversified Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  8.44%  -2.52%  12.97%   3.64%   6.68%   4.62%    0.45%   7.81%   5.49%   6.79%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 5.03%, 1st quarter, 1995; and Worst Quarter was down -2.82%, 1st quarter, 1994.


19


Intermediate California Municipal Portfolio
-------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's California Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                    1         5         10
                                                   Year     Years      Years
-------------------------------------------------------------------------------
California    Return Before Taxes                  5.81%     4.76%     5.19%
Municipal     Return After Taxes
Class*          on Distributions                   5.81%     4.68%     5.11%
              Return After Taxes on
                Distributions and
                Sale of Portfolio
                Shares                             4.95%     4.55%     4.97%
Lehman        (reflects no
Brothers        deduction for
Five Year       fees, expenses,
General         or taxes)
Obligation
Municipal
Bond Index                                         9.00%     5.80%     5.85%


*    After-tax Returns:
       - Are shown for the Portfolio's California Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's California Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

8.25%  -3.15%   13.72%    3.72%   6.34%   5.12%  -0.06%   8.53%   4.57%   5.81%

-------------------------------------------------------------------------------
  93      94       95       96      97      98      99      00      01      02
                                                              Calendar Year End


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 5.48%, 1st quarter, 1995; and Worst Quarter was down -2.88%, 1st quarter, 1994.


20


Intermediate New York Municipal Portfolio
-------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's New York Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2002)

                                                      1         5        10
                                                   Year     Years     Years
New York      Return Before Taxes                  7.28%     5.00%     5.34%
Municipal     Return After Taxes
Class*          on Distributions                   7.27%     4.94%     5.25%
              Return After Taxes on
                Distributions and
                Sale of Portfolio
                Shares                             5.98%     4.81%     5.14%
Lehman        (reflects no
Brothers        deduction for
Five Year       fees, expenses,
General         or taxes)
Obligation
Municipal
Bond Index                                         9.00%     5.80%     5.85%


*    After-tax Returns:
       - Are shown for the Portfolio's New York Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
       - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
       - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART

The annual returns in the bar chart are for the Portfolio's New York Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 8.56%  -2.55%  12.97%   3.53%   6.54%   5.21%   -0.03%    8.20%   4.54%   7.28%
-------------------------------------------------------------------------------
    93      94      95      96      97      98      99      00      01      02
                                                              Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.87%, 1st quarter, 1995; and Worst Quarter was down -2.90%, 1st quarter, 1994.


21


SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

     The Portfolios experience increased interest rate risk to the extent they invest in:

     -- lower rated securities or comparable unrated securities;

     -- debt securities with longer maturities;

     -- debt securities paying no current interest, such as zero coupon securities; or

     -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, regulatory occurrences or terrorism. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

o Non-Diversification Risk. Concentration of investments in a small number of securities tends to increase risks. The State Portfolios and Intermediate State Portfolios are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

o Derivatives Risk. The Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolios more volatile and can compound other risks.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.

o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.


22


FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                       Class A Shares      Class B Shares      Class C Shares
                                                       --------------      --------------      ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                    4.25%               None                None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)               None                3.0%*               1.0**
Exchange Fee                                           None                None                None


* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.

**   For Class C shares, the CDSC is 0% after the first year.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

               Annual Operating Expenses                                                        Examples
-----------------------------------------------------------  -----------------------------------------------------------------------
National Portfolio            Class A    Class B    Class C                    Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.      $  489     $  437     $  137     $  237     $  137
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  711     $  616     $  516     $  514     $  514
  Other Expenses                .14%       .14%       .13%   After 5 Yrs. (c)   $  951     $  920     $  920     $  916     $  916
  Total Portfolio                                            After 10 Yrs. (c)  $1,639     $1,694(a)  $1,694(a)  $2,039     $2,039
    Operating Expenses         1.07%      1.77%      1.76%
  Waiver and/or Expense
    Reimbursement (b)          (.42)%     (.42)%     (.41)%
  Net Expenses                  .65%      1.35%      1.35%

Insured National
Portfolio                   Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .62%       .62%       .62%   After 1st Yr.      $  524     $  475     $  175     $  274     $  174
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  757     $  667     $  567     $  564     $  564
  Other Expenses                .21%       .22%       .21%   After 5 Yrs. (c)   $1,010     $  984     $  984     $  979     $  979
  Total Portfolio                                            After 10 Yrs. (c)  $1,731     $1,792(a)  $1,792(a)  $2,138     $2,138
    Operating Expenses         1.13%      1.84%      1.83%
  Waiver and/or Expense
    Reimbursement (b)          (.12)%     (.12)%     (.12)%
  Net Expenses                 1.01%      1.72%      1.71%

California Portfolio        Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.      $  499     $  449     $  149     $  249     $  149
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  709     $  617     $  517     $  514     $  514
  Other Expenses                .08%       .09%       .08%   After 5 Yrs. (c)   $  936     $  909     $  909     $  905     $  905
  Total Portfolio                                            After 10 Yrs. (c)  $1,587     $1,647(a)  $1,647(a)  $1,999     $1,999
    Operating Expenses         1.01%      1.72%      1.71%
  Waiver and/or Expense
    Reimbursement (b)          (.25)%     (.26)%     (.25)%
  Net Expenses                  .76%      1.46%      1.46%

+    Assumes redemption at end of period.

++   Assumes no redemption at end of period.

(a)  Assumes Class B shares convert to Class A shares after 6 years.

(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.


23


               Annual Operating Expenses                                                        Examples
-----------------------------------------------------------  -----------------------------------------------------------------------
Insured California
Portfolio                   Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .55%       .55%       .55%   After 1st Yr.     $  526     $  476     $  176     $  276     $  176
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs.      $  739     $  645     $  545     $  545     $  545
  Other Expenses                .18%       .18%       .18%   After 5 Yrs.      $  969     $  939     $  939     $  939     $  939
  Total Portfolio                                            After 10 Yrs.     $1,631     $1,686(a)  $1,686(a)  $2,041     $2,041
    Operating Expenses         1.03%      1.73%      1.73%

Arizona Portfolio           Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.     $  501     $  451     $  151     $  251     $  151
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)  $  734     $  639     $  539     $  539     $  539
  Other Expenses                .19%       .19%       .19%   After 5 Yrs. (c)  $  984     $  954     $  954     $  954     $  954
  Total Portfolio                                            After 10 Yrs. (c) $1,701     $1,756(a)  $1,756(a)  $2,109     $2,109
    Operating Expenses         1.12%      1.82%      1.82%
  Waiver and/or Expense
    Reimbursement (b)          (.34)%     (.34)%     (.34)%
  Net Expenses                  .78%      1.48%      1.48%

Florida Portfolio           Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.     $  501     $  451     $  151     $  251     $  151
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)  $  727     $  633     $  533     $  533     $  533
  Other Expenses                .16%       .16%       .16%   After 5 Yrs. (c)  $  972     $  941     $  941     $  941     $  941
  Total Portfolio                                            After 10 Yrs. (c) $1,671     $1,726(a)  $1,726(a)  $2,080     $2,080
    Operating Expenses         1.09%      1.79%      1.79%
  Waiver and/or Expense
    Reimbursement (b)          (.31)%     (.31)%     (.31)%
  Net Expenses                  .78%      1.48%      1.48%

Massachusetts Portfolio     Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.     $  505     $  455     $  155     $  255     $  155
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)  $  737     $  645     $  545     $  543     $  543
  Other Expenses                .19%       .20%       .19%   After 5 Yrs. (c)  $  988     $  961     $  961     $  957     $  957
  Total Portfolio                                            After 10 Yrs. (c) $1,705     $1,765(a)  $1,765(a)  $2,113     $2,113
    Operating Expenses         1.12%      1.83%      1.82%
  Waiver and/or Expense
    Reimbursement (b)          (.30)%     (.31)%     (.30)%
  Net Expenses                  .82%      1.52%      1.52%

Michigan Portfolio          Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.     $  524     $  474     $  174     $  274     $  174
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)  $  774     $  683     $  583     $  585     $  585
  Other Expenses                .28%       .29%       .30%   After 5 Yrs. (c)  $1,043     $1,017     $1,017     $1,022     $1,022
  Total Portfolio                                            After 10 Yrs. (c) $1,812     $1,872(a)  $1,872(a)  $2,236     $2,236
    Operating Expenses         1.21%      1.92%      1.93%
  Waiver and/or Expense
    Reimbursement (b)          (.20)%     (.21)%     (.22)%
  Net Expenses                 1.01%      1.71%      1.71%

Minnesota Portfolio         Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.     $  513     $  463     $  163     $  263     $  163
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)  $  780     $  687     $  587     $  587     $  587
  Other Expenses                .36%       .36%       .36%   After 5 Yrs. (c)  $1,067     $1,037     $1,037     $1,037     $1,037
  Total Portfolio                                            After 10 Yrs. (c) $1,883     $1,938(a)  $1,938(a)  $2,285     $2,285
    Operating Expenses         1.29%      1.99%      1.99%
  Waiver and/or Expense
    Reimbursement (b)          (.39)%     (.39)%     (.39)%
  Net Expenses                  .90%      1.60%      1.60%

+    Assumes redemption at end of period.

++   Assumes no redemption at end of period.

(a)  Assumes Class B shares convert to Class A shares after 6 years.

(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.


24


               Annual Operating Expenses                                                        Examples
-----------------------------------------------------------  -----------------------------------------------------------------------
New Jersey Portfolio        Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.      $  510     $  460     $  160     $  260     $  160
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  740     $  648     $  548     $  546     $  546
  Other Expenses                .18%       .19%       .18%   After 5 Yrs. (c)   $  988     $  962     $  962     $  958     $  958
  Total Portfolio                                            After 10 Yrs. (c)  $1,699     $1,759(a)  $1,759(a)  $2,107     $2,107
    Operating Expenses         1.11%      1.82%      1.81%
  Waiver and/or Expense
    Reimbursement (b)          (.24)%     (.25)%     (.24)%
  Net Expenses                  .87%      1.57%      1.57%

New York Portfolio          Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.      $  482     $  431     $  131     $  231     $  131
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  700     $  613     $  513     $  510     $  510
  Other Expenses                .12%       .15%       .14%   After 5 Yrs. (c)   $  936     $  919     $  919     $  914     $  914
  Total Portfolio                                            After 10 Yrs. (c)  $1,612     $1,684(a)  $1,684(a)  $2,044     $2,044
    Operating Expenses         1.05%      1.78%      1.77%
  Waiver and/or Expense
    Reimbursement (b)          (.47)%     (.49)%     (.48)%
  Net Expenses                  .58%      1.29%      1.29%

Ohio Portfolio              Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.      $  508     $  458     $  158     $  258     $  158
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  746     $  653     $  553     $  553     $  553
  Other Expenses                .22%       .22%       .22%   After 5 Yrs. (c)   $1,003     $  973     $  973     $  973     $  973
  Total Portfolio                                            After 10 Yrs. (c)  $1,738     $1,793(a)  $1,793(a)  $2,145     $2,145
    Operating Expenses         1.15%      1.85%      1.85%
  Waiver and/or Expense
    Reimbursement (b)          (.30)%     (.30)%     (.30)%
  Net Expenses                  .85%      1.55%      1.55%

Pennsylvania Portfolio      Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.      $  518     $  468     $  168     $  268     $  168
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  752     $  660     $  560     $  558     $  558
  Other Expenses                .20%       .21%       .20%   After 5 Yrs. (c)   $1,004     $  978     $  978     $  974     $  974
  Total Portfolio                                            After 10 Yrs. (c)  $1,726     $1,786(a)  $1,786(a)  $2,133     $2,133
    Operating Expenses         1.13%      1.84%      1.83%
  Waiver and/or Expense
    Reimbursement (b)          (.18)%     (.19)%     (.18)%
  Net Expenses                  .95%      1.65%      1.65%

Virginia Portfolio          Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .63%       .63%       .63%   After 1st Yr.      $  495     $  445     $  145     $  245     $  145
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Yrs. (c)   $  734     $  642     $  542     $  542     $  542
  Other Expenses                .22%       .23%       .23%   After 5 Yrs. (c)   $  991     $  965     $  965     $  965     $  965
  Total Portfolio                                            After 10 Yrs. (c)  $1,726     $1,787(a)  $1,787(a)  $2,144     $2,144
    Operating Expenses         1.15%      1.86%      1.86%
  Waiver and/or Expense
    Reimbursement (b)          (.43)%     (.44)%     (.44)%
  Net Expenses                  .72%      1.42%      1.42%


+    Assumes redemption at end of period.

++   Assumes no redemption at end of period.

(a)  Assumes Class B shares convert to Class A shares after 6 years.

(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.


25


               Annual Operating Expenses                                                        Examples
-----------------------------------------------------------  -----------------------------------------------------------------------
Intermediate Diversified
Municipal Portfolio         Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .48%       .48%       .48%   After 1st Year     $  517     $  468     $  168     $  268     $  168
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Years      $  712     $  620     $  520     $  520     $  520
  Other Expenses                .16%       .17%       .17%   After 5 Years      $  923     $  897     $  897     $  897     $  897
  Total Portfolio                                            After 10 Years     $1,531     $1,591(a)  $1,591(a)  $1,955     $1,955
    Operating Expenses          .94%      1.65%      1.65%

Intermediate California
Municipal Portfolio         Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .50%       .50%       .50%   After 1st Year     $  520     $  471     $  171     $  271     $  171
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Years      $  721     $  630     $  530     $  530     $  530
  Other Expenses                .17%       .18%       .18%   After 5 Years      $  938     $  913     $  913     $  913     $  913
  Total Portfolio                                            After 10 Years     $1,564     $1,625(a)  $1,625(a)  $1,987     $1,987
    Operating Expenses          .97%      1.68%      1.68%

Intermediate New York
Municipal Portfolio         Class A    Class B    Class C                      Class A    Class B+   Class B++  Class C+   Class C++
  Management Fees               .50%       .50%       .50%   After 1st Year     $  518     $  470     $  170     $  269     $  169
  Distribution (12b-1) Fees     .30%      1.00%      1.00%   After 3 Years      $  715     $  626     $  526     $  523     $  523
  Other Expenses                .15%       .17%       .17%   After 5 Years      $  928     $  907     $  907     $  902     $  902
  Total Portfolio                                            After 10 Years     $1,542     $1,609(a)  $1,609(a)  $1,965     $1,965
    Operating Expenses          .95%      1.67%      1.66%


+    Assumes redemption at end of period.

++   Assumes no redemption at end of period.

(a)  Assumes Class B shares convert to Class A shares after 6 years.


GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.

High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's or SP-2 or higher by S&P.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Municipal securities are debt obligations issued by (i) in the case of the National, Intermediate Diversified Municipal and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and (ii) in the case of each of the State Portfolios and Intermediate State Portfolios, the named state and its respective political subdivisions, agencies and instrumentalities. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

COMPANIES AND RATING AGENCIES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.


26


DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices and Additional Risk Considerations following this section.

o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities held by a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES

AllianceBernstein Municipal Portfolios:
The investment objective of each AllianceBernstein Municipal Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

AllianceBernstein Intermediate Municipal Portfolios:
The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). The investment objectives of the AllianceBernstein Intermediate Municipal Portfolios are not fundamental.

PRINCIPAL POLICIES

AllianceBernstein Municipal Portfolios:
As a matter of fundamental policy, each AllianceBernstein Municipal Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax (including AMT for the Insured National Portfolio and Insured California Portfolio). For purposes of this policy, net assets include any borrowings for investment purposes. Each AllianceBernstein Municipal Portfolio invests at least 75% of its total assets in municipal securities rated Baa or higher by Moody's or BBB or higher by S&P or Fitch, or, if unrated, determined by Alliance to be of equivalent quality. The average dollar weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.

Each AllianceBernstein Municipal Portfolio also may invest up to 35% of its total assets in zero coupon securities.

National and Insured National Portfolios. The Insured National Portfolio also invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured National Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The National Portfolio invests principally in, and is permitted to invest without limit in, AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds.

State Portfolios. As a matter of fundamental policy, each State Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax, or in the case of Florida, the Florida intangible personal property tax. For purposes of this policy, net assets include any borrowings for investment purposes. Each State Portfolio is non-diversified and, except for the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

The Insured California Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured California Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities.

Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.


27


AllianceBernstein Intermediate Municipal Portfolios:
As a matter of fundamental policy, each AllianceBernstein Intermediate Municipal Portfolio invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, each of the Intermediate State Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Each Intermediate State Portfolio is non-diversified.

The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each AllianceBernstein Intermediate Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes.

Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around 5 years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% should interest rates fall 1%. In managing an AllianceBernstein Intermediate Municipal Portfolio, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of an AllianceBernstein Intermediate Municipal Portfolio when Alliance expects interest rates to rise and modestly lengthen average duration when Alliance anticipates that rates will fall.

Each AllianceBernstein Intermediate Municipal Portfolio also may:

     -- invest up to 20% of its total assets in fixed-income securities rated below investment grade (BB or B by national rating agencies);

     -- invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in Alliance's opinion, these securities will enhance the after-tax return for the Portfolio's investors;

     -- invest in certain types of mortgage-related securities such as "Interest Only" (IO) or "Principal Only" (PO) securities, and

     -- use derivatives, such as options, futures, forwards and swaps.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected


28


that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. No AllianceBernstein Intermediate Municipal Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the following Portfolios' fiscal years ended in 2002, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                        BELOW           AMT-
                                                     INVESTMENT       SUBJECT
PORTFOLIO             AAA     AA      A    BBB          GRADE          BONDS
-------------------------------------------------------------------------------
Alliance-
Bernstein
Municipal
Portfolios:
National               40%     9%    18%    17%           16%            43%
Insured
  National             72     21      2      -             5              0
Arizona                53     11      7     13            16             24
California             46      9     10     11            23             40
Insured
  California           87      2      8      -             3              0
Florida                42      8     14     14            22             45
Massachusetts          52     16      4     16            12             41
Michigan               57      6     16      6            15             20
Minnesota              49     20     21      4             5             37
New Jersey             60      8     14     12             5             47
New York               36     22     32      4             6             39
Ohio                   50      3     18     19             9             42
Pennsylvania           36     23      9     16            15             44
Virginia               32     25     16      8            19             55

Alliance-
Bernstein
Intermediate
Municipal
Portfolios:
Intermediate
  Diversified
  Municipal            58%    23%    10%     6%            5%            12%
Intermediate
  California
  Municipal            75     11     11      3             2             12
Intermediate
  New York
  Municipal            61     22     14      4             1              9


In recent years, California began a large scale deregulation of its power utility industry. One aspect of this deregulation is a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The California Portfolio holds municipal securities issued by two utility companies that have experienced these difficulties: Pacific Gas and Electric ("PG&E") and Southern California Edison ("SCE"), two of the largest California utility companies. The municipal securities owned by the California Portfolio are pollution control bonds which are secured as to the ultimate payment of principal by first mortgage bonds backed by substantially all of the real property and assets of PG&E and SCE. To date, all interest payments on these bonds have been made. Alliance believes that the current value of this collateral is substantially in excess of the issuer's obligations on the bonds. The California Portfolio's interests in the bonds ranks equally with the interests of the other secured bond holders. As of December 31, 2002, PG&E and SCE comprised, respectively, approximately 6.90% and 1.41% of the California Portfolio's total assets.

On April 6, 2001 PG&E filed a voluntary petition of relief under Chapter 11 of the Bankruptcy Code. SCE has been able to avert bankruptcy and its financial condition has improved. Moody's and S&P's current ratings of PG&E and SCE's long-term secured debt are, for PG&E, B3 from Moody's and CCC from S&P and, for SCE, Ba2 and BB. Although California state officials and the utilities are continuing to attempt to find a solution to the electricity supply and pricing problems, it is unclear at this time how the credit ratings of these municipal securities will be affected. Alliance continues to monitor this situation.

All Portfolios may use derivatives, such as options, futures, forwards and swap transactions, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest.

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive


29


payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain of the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section. There can be no assurance that at any given time a Portfolio will engage in any of these derivative or other practices.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


30


     The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The AllianceBernstein Municipal Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent), and, with respect to the AllianceBernstein Intermediate Municipal Portfolios, the highest rating category of at least one nationally recognized statistical rating organization, or, in either case, counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments." No AllianceBernstein Intermediate Municipal Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default


31


swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. There are no specific limitations on the writing and purchasing of options by the AllianceBernstein Municipal Portfolios. No AllianceBernstein Intermediate Municipal Portfolio will write any option if immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the AllianceBernstein Municipal Portfolios will write uncovered call or put options. The AllianceBernstein Intermediate Municipal Portfolios will write only covered options or other derivatives or financial instruments. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

An AllianceBernstein Municipal Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." An AllianceBernstein Municipal Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. The AllianceBernstein Intermediate Municipal Portfolios may invest in options on futures contracts also to manage the effective maturity or duration of fixed-income securities.

The Portfolios will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission. No AllianceBernstein Municipal Portfolio will enter into a futures contract or option on


32


a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets. No AllianceBernstein Intermediate Municipal Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No AllianceBernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by an AllianceBernstein Municipal Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Loans of Portfolio Securities. Each AllianceBernstein Intermediate Municipal Portfolio may make secured loans of its portfolio securities up to 30% of its total assets to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription


33


rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan of portfolio securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities. Each Portfolio will limit its investments in illiquid securities to 15% (10% for the National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio) of its net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Temporary Defensive Position. For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.


34


Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Leverage. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios and Intermediate State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio and Intermediate State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios and Intermediate State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER AND PORTFOLIO MANAGER

Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising


35


client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:

                                            Fee as a
                                          percentage of
                                          average daily           Fiscal
Portfolio                                  net assets*          Year Ending
--------                                  --------------        ------------
AllianceBernstein
Municipal Portfolios:
National Portfolio                             .20%           10/31/02
Insured National
  Portfolio                                    .50%           10/31/02
California Portfolio                           .38%           10/31/02
Insured California
  Portfolio                                    .55%           10/31/02
Arizona Portfolio                              .29%            9/30/02
Florida Portfolio                              .32%            9/30/02
Massachusetts
  Portfolio                                    .33%            9/30/02
Michigan Portfolio                             .51%            9/30/02
Minnesota Portfolio                            .35%            9/30/02
New Jersey Portfolio                           .38%            9/30/02
New York Portfolio                             .15%           10/31/02
Ohio Portfolio                                 .33%            9/30/02
Pennsylvania Portfolio                         .45%            9/30/02
Virginia Portfolio                             .26%            9/30/02

                                            Fee as a
                                          percentage of
                                          average daily           Fiscal
Portfolio                                  net assets*          Year Ending
--------                                  --------------        ------------
AllianceBernstein Intermediate
Municipal Portfolios:
Intermediate Diversified
  Municipal Portfolio                          .48%            9/30/02
Intermediate California
  Municipal Portfolio                          .50%            9/30/02
Intermediate New York
  Municipal Portfolio                          .50%            9/30/02

* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.


The employees of Alliance principally responsible for each AllianceBernstein Municipal Portfolio's investment program are Mr. David M. Dowden, and Mr. Terrance T. Hults. Messrs. Dowden and Hults have served in this capacity for each AllianceBernstein Municipal Portfolio since 1994 and 1995, respectively. Mr. Dowden is a Vice President of ACMC with which he has been associated since 1994. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995.

Investment decisions for each AllianceBernstein Intermediate Municipal Portfolio are made by Investment Policy Groups of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.

PURCHASE AND SALE OF SHARES

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investment Research and Management, Inc.

          Minimum investment amounts are:
          o Initial:                                            $1,000
          o Subsequent:                                         $   50
          o Automatic Investment Program:                       $   25

If you are an existing Portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form. Call 800-221-5672 to arrange a transfer from your bank account.

Each Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to


36


evidence a pattern of frequent purchases and sales made in response to short-term considerations. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Portfolios may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o    Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolio and may charge you for this service.

o    Selling Shares Directly To A Portfolio

By Mail:

-- Send a signed letter of instruction or stock power form, along with your certificates, to:

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
1-800-221-5672

-- For certified or overnight deliveries, send to:

Alliance Global Investor Services, Inc.
8000 IH 10 W, 4th Floor
San Antonio, TX 78230

-- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

-- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

-- A telephone request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

-- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

-- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

-- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.


37


There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios:

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will


38


be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

DISTRIBUTION ARRANGEMENTS

Share Classes. The Portfolios offer three classes of shares through this Prospectus.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge, as follows:

                                  Initial Sales Charge
                              ----------------------------
                                                                 Commission
                                                                     to
                               as % of                          Dealer/Agent
                                 Net             as % of           as % of
                                Amount          Offering          Offering
Amount Purchased               Invested           Price             Price
-----------------             ----------       -----------      ------------
Up to $100,000                   4.44%             4.25%            4.00%
$100,000 up to $250,000          3.36              3.25             3.00
$250,000 up to $500,000          2.30              2.25             2.00
$500,000 up to $1,000,000        1.78              1.75             1.50


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount (Right of Accumulation), Statement of Intention, Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the SAI about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

          Year Since Purchase       CDSC
          -------------------       ----
          First                       3%
          Second                      2%
          Third                       1%
          Fourth                    None


If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

Asset-Based Sales Charge or Rule 12b-1 Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of


39


its shares. The amount of these fees for each class of the Portfolio's shares is:

                       Rule 12b-1 Fee
                      (as a percent of
                      aggregate average
                      daily net assets)
                     -------------------
          Class A            .30%
          Class B           1.00%
          Class C           1.00%


Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.

Choosing a Class of Shares. The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolio's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.

GENERAL INFORMATION

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.


40


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent accountants of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.


41


                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)#(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------

National Portfolio
  Class A
  Year ended 10/31/02        $10.34       $0.54          $(0.53)       $ 0.01      $(0.54)       $(0.01)         $ 0.00
  Year ended 10/31/01         10.14        0.54            0.21          0.75       (0.54)        (0.01)           0.00
  Year ended 10/31/00         10.02        0.55            0.12          0.67       (0.55)         0.00            0.00
  Year ended 10/31/99         11.09        0.52           (0.93)        (0.41)      (0.52)        (0.04)          (0.10)
  Year ended 10/31/98         10.94        0.55            0.18          0.73       (0.55)        (0.03)           0.00
  Class B
  Year ended 10/31/02        $10.33       $0.46          $(0.52)       $(0.06)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01         10.13        0.47            0.21          0.68       (0.47)        (0.01)           0.00
  Year ended 10/31/00         10.00        0.48            0.13          0.61       (0.48)         0.00            0.00
  Year ended 10/31/99         11.08        0.44           (0.93)        (0.49)      (0.44)        (0.05)          (0.10)
  Year ended 10/31/98         10.94        0.46            0.19          0.65       (0.46)        (0.05)           0.00
  Class C
  Year ended 10/31/02        $10.34       $0.47          $(0.54)       $(0.07)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01         10.13        0.47            0.22          0.69       (0.47)        (0.01)           0.00
  Year ended 10/31/00         10.00        0.48            0.13          0.61       (0.48)         0.00            0.00
  Year ended 10/31/99         11.08        0.45           (0.94)        (0.49)      (0.45)        (0.04)          (0.10)
  Year ended 10/31/98         10.94        0.47            0.18          0.65       (0.47)        (0.04)           0.00

Insured National Portfolio
  Class A
  Year ended 10/31/02        $10.07       $0.45          $(0.14)       $ 0.31      $(0.45)       $(0.01)         $ 0.00
  Year ended 10/31/01          9.58        0.45            0.50          0.95       (0.45)        (0.01)           0.00
  Year ended 10/31/00          9.33        0.45            0.26          0.71       (0.45)        (0.01)           0.00
  Year ended 10/31/99         10.52        0.43           (0.95)        (0.52)      (0.43)        (0.02)          (0.22)
  Year ended 10/31/98         10.49        0.44            0.28          0.72       (0.44)        (0.05)          (0.20)
  Class B
  Year ended 10/31/02        $10.05       $0.37          $(0.14)       $ 0.23      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01          9.56        0.38            0.50          0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00          9.31        0.40            0.26          0.66       (0.40)        (0.01)           0.00
  Year ended 10/31/99         10.52        0.36           (0.97)        (0.61)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98         10.49        0.37            0.28          0.65       (0.37)        (0.05)          (0.20)
  Class C
  Year ended 10/31/02        $10.05       $0.37          $(0.13)       $ 0.24      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01          9.56        0.38            0.50          0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00          9.32        0.40            0.25          0.65       (0.40)        (0.01)           0.00
  Year ended 10/31/99         10.52        0.36           (0.96)        (0.60)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98         10.49        0.37            0.28          0.65       (0.37)        (0.05)          (0.20)

California Portfolio
  Class A
  Year ended 10/31/02        $11.00       $0.55          $(0.15)       $ 0.40      $(0.54)       $(0.02)         $ 0.00
  Year ended 10/31/01         10.88        0.54            0.14          0.68       (0.54)        (0.02)           0.00
  Year ended 10/31/00         10.58        0.56            0.30          0.86       (0.56)         0.00            0.00
  Year ended 10/31/99         11.34        0.54           (0.73)        (0.19)      (0.54)        (0.03)           0.00
  Year ended 10/31/98         11.04        0.56            0.32          0.88       (0.56)        (0.02)           0.00
  Class B
  Year ended 10/31/02        $11.00       $0.47          $(0.14)       $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01         10.88        0.46            0.15          0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00         10.58        0.48            0.30          0.78       (0.48)         0.00            0.00
  Year ended 10/31/99         11.34        0.46           (0.73)        (0.27)      (0.46)        (0.03)           0.00
  Year ended 10/31/98         11.04        0.48            0.33          0.81       (0.48)        (0.03)           0.00
  Class C
  Year ended 10/31/02        $11.00       $0.47          $(0.14)       $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01         10.88        0.46            0.15          0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00         10.58        0.48            0.30          0.78       (0.48)         0.00            0.00
  Year ended 10/31/99         11.33        0.46           (0.72)        (0.26)      (0.46)        (0.03)           0.00
  Year ended 10/31/98         11.04        0.48            0.32          0.80       (0.48)        (0.03)           0.00

Insured California Portfolio
  Class A
  Year ended 10/31/02        $14.45       $0.62          $(0.12)       $ 0.50      $(0.62)       $(0.04)         $(0.12)
  Year ended 10/31/01         13.74        0.63            0.74          1.37       (0.63)        (0.03)           0.00
  Year ended 10/31/00         13.11        0.64            0.63          1.27       (0.64)         0.00            0.00
  Year ended 10/31/99         14.25        0.64           (1.15)        (0.51)      (0.63)         0.00            0.00
  Year ended 10/31/98         13.89        0.64            0.39          1.03       (0.64)        (0.03)           0.00
  Class B
  Year ended 10/31/02        $14.46       $0.52          $(0.14)       $ 0.38      $(0.53)       $(0.03)         $(0.12)
  Year ended 10/31/01         13.75        0.52            0.75          1.27       (0.52)        (0.04)           0.00
  Year ended 10/31/00         13.11        0.54            0.64          1.18       (0.54)         0.00            0.00
  Year ended 10/31/99         14.25        0.53           (1.14)        (0.61)      (0.53)         0.00            0.00
  Year ended 10/31/98         13.89        0.54            0.39          0.93       (0.54)        (0.03)           0.00

Please refer to the footnotes on page 50.


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                               Ratio of    Ratio of Net
                               Dividends     Value,               Net Assets,       Expenses    Income/(Loss)  Portfolio
                                  and        End of    Total     End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period   Return(b) (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  --------- --------  ---------------    ----------  -------------  ---------

National Portfolio
  Class A
  Year ended 10/31/02           $(0.55)       $ 9.80    0.06%       $411,408          0.65%(c)       5.28%          63%
  Year ended 10/31/01            (0.55)        10.34    7.55         425,506          0.64(c)        5.22          194
  Year ended 10/31/00            (0.55)        10.14    6.95         412,248          0.68(c)        5.53          415
  Year ended 10/31/99            (0.66)        10.02   (3.93)        402,922          0.66(c)        4.86          393
  Year ended 10/31/98            (0.58)        11.09    6.82         364,429          0.66(c)        4.98           56
  Class B
  Year ended 10/31/02           $(0.48)       $ 9.79   (0.62)%      $122,656          1.35%(c)       4.57%          63%
  Year ended 10/31/01            (0.48)        10.33    6.84         132,074          1.36(c)        4.59          194
  Year ended 10/31/00            (0.48)        10.13    6.32         117,779          1.39(c)        4.80          415
  Year ended 10/31/99            (0.59)        10.00   (4.65)        157,090          1.37(c)        4.12          393
  Year ended 10/31/98            (0.51)        11.08    6.05         197,517          1.37(c)        4.28           56
  Class C
  Year ended 10/31/02           $(0.48)       $ 9.79   (0.72)%      $ 93,032          1.35%(c)       4.58%          63%
  Year ended 10/31/01            (0.48)        10.34    6.94          98,825          1.35(c)        4.61          194
  Year ended 10/31/00            (0.48)        10.13    6.32          93,861          1.38(c)        4.83          415
  Year ended 10/31/99            (0.59)        10.00   (4.65)        111,740          1.36(c)        4.15          393
  Year ended 10/31/98            (0.51)        11.08    6.06         108,325          1.36(c)        4.28           56

Insured National Portfolio
  Class A
  Year ended 10/31/02           $(0.46)      $  9.92    3.13%       $164,154          1.01%(d)       4.49%          43%
  Year ended 10/31/01            (0.46)        10.07   10.11         169,744          1.04(d)        4.53          105
  Year ended 10/31/00            (0.46)         9.58    7.84         161,977          1.09(d)        4.83          311
  Year ended 10/31/99            (0.67)         9.33   (5.28)        168,572           .99(d)        4.25          322
  Year ended 10/31/98            (0.69)        10.52    7.15         179,003          1.00(d)        4.21           27
  Class B
  Year ended 10/31/02           $(0.39)      $  9.89    2.34%      $  35,048          1.72%(d)       3.79%          43%
  Year ended 10/31/01            (0.39)        10.05    9.39          35,326          1.75(d)        3.83          105
  Year ended 10/31/00            (0.41)         9.56    7.10          25,070          1.80(d)        4.12          311
  Year ended 10/31/99            (0.60)         9.31   (6.10)         32,585          1.70(d)        3.52          322
  Year ended 10/31/98            (0.62)        10.52    6.48          48,751          1.71(d)        3.49           27
  Class C
  Year ended 10/31/02           $(0.39)      $  9.90    2.44%      $  17,592          1.71%(d)       3.78%          43%
  Year ended 10/31/01            (0.39)        10.05    9.39          16,650          1.74(d)        3.84          105
  Year ended 10/31/00            (0.41)         9.56    6.98          13,930          1.80(d)        4.14          311
  Year ended 10/31/99            (0.60)         9.32   (6.00)         19,679          1.70(d)        3.55          322
  Year ended 10/31/98            (0.62)        10.52    6.48          21,992          1.70(d)        3.51           27

California Portfolio
  Class A
  Year ended 10/31/02           $(0.56)       $10.84    3.82%       $725,242          0.76%(e)       5.05%          23%
  Year ended 10/31/01            (0.56)        11.00    6.47         755,947          0.77(e)        4.98           78
  Year ended 10/31/00            (0.56)        10.88    8.38         714,654          0.84(e)        5.32          124
  Year ended 10/31/99            (0.57)        10.58   (1.80)        684,403          0.71(e)        4.88           88
  Year ended 10/31/98            (0.58)        11.34    8.20         550,626          0.72(e)        4.99           22
  Class B
  Year ended 10/31/02           $(0.49)       $10.84    3.10%       $279,697          1.46%(e)       4.35%          23%
  Year ended 10/31/01            (0.49)        11.00    5.74         269,726          1.48(e)        4.26           78
  Year ended 10/31/00            (0.48)        10.88    7.60         222,897          1.54(e)        4.61          124
  Year ended 10/31/99            (0.49)        10.58   (2.47)        224,924          1.41(e)        4.14           88
  Year ended 10/31/98            (0.51)        11.34    7.46         207,751          1.43(e)        4.30           22
  Class C
  Year ended 10/31/02           $(0.49)       $10.84    3.10%       $209,008          1.46%(e)       4.35%          23%
  Year ended 10/31/01            (0.49)        11.00    5.74         211,502          1.47(e)        4.25           78
  Year ended 10/31/00            (0.48)        10.88    7.60         156,156          1.54(e)        4.62          124
  Year ended 10/31/99            (0.49)        10.58   (2.39)        159,219          1.41(e)        4.17           88
  Year ended 10/31/98            (0.51)        11.33    7.46         124,115          1.42(e)        4.29           22
Insured California Portfolio
  Class A
  Year ended 10/31/02           $(0.78)       $14.17    3.65%       $144,973          1.03%          4.43%          31%
  Year ended 10/31/01            (0.66)        14.45   10.16         168,469          1.04           4.44          140
  Year ended 10/31/00            (0.64)        13.74   10.02         115,983          1.09           4.82          174
  Year ended 10/31/99            (0.63)        13.11   (3.74)        111,535          1.05           4.59          100
  Year ended 10/31/98            (0.67)        14.25    7.60         113,102          1.05           4.52            0
  Class B
  Year ended 10/31/02           $(0.68)       $14.16    2.76%      $  33,133          1.73%          3.70%          31%
  Year ended 10/31/01            (0.56)        14.46    9.38          27,015          1.74           3.72          140
  Year ended 10/31/00            (0.54)        13.75    9.27          18,925          1.79           4.11          174
  Year ended 10/31/99            (0.53)        13.11   (4.44)         21,628          1.76           3.85          100
  Year ended 10/31/98            (0.57)        14.25    6.84          29,957          1.76           3.82            0


Please refer to the footnotes on page 50.


42 & 43


                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)#(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------

  Insured California Portfolio (continued)
  Class C
  Year ended 10/31/02        $14.47       $0.52          $(0.15)        $0.37      $(0.53)       $(0.03)         $(0.12)
  Year ended 10/31/01         13.75        0.52            0.76          1.28       (0.52)        (0.04)           0.00
  Year ended 10/31/00         13.11        0.54            0.64          1.18       (0.54)         0.00            0.00
  Year ended 10/31/99         14.25        0.54           (1.15)        (0.61)      (0.53)         0.00            0.00
  Year ended 10/31/98         13.89        0.54            0.39          0.93       (0.54)        (0.03)           0.00

Arizona Portfolio
  Class A
  Year ended 9/30/02         $10.80       $0.51          $ 0.26         $0.77      $(0.51)       $(0.04)         $ 0.00
  Year ended 9/30/01          10.47        0.54            0.34          0.88       (0.54)        (0.01)           0.00
  Year ended 9/30/00          10.40        0.55            0.07          0.62       (0.55)         0.00            0.00
  Year ended 9/30/99          11.03        0.51           (0.55)        (0.04)      (0.51)        (0.04)          (0.04)
  Year ended 9/30/98          10.78        0.54            0.45          0.99       (0.54)        (0.02)          (0.18)
  Class B
  Year ended 9/30/02         $10.78       $0.43          $ 0.27         $0.70      $(0.43)       $(0.05)         $ 0.00
  Year ended 9/30/01          10.46        0.47            0.33          0.80       (0.47)        (0.01)           0.00
  Year ended 9/30/00          10.39        0.48            0.07          0.55       (0.48)         0.00            0.00
  Year ended 9/30/99          11.03        0.43           (0.55)        (0.12)      (0.43)        (0.05)          (0.04)
  Year ended 9/30/98          10.78        0.45            0.47          0.92       (0.45)        (0.04)          (0.18)
  Class C
  Year ended 9/30/02         $10.78       $0.43          $ 0.27         $0.70      $(0.43)       $(0.05)         $ 0.00
  Year ended 9/30/01          10.46        0.47            0.33          0.80       (0.47)        (0.01)           0.00
  Year ended 9/30/00          10.39        0.48            0.07          0.55       (0.48)         0.00            0.00
  Year ended 9/30/99          11.03        0.43           (0.55)        (0.12)      (0.43)        (0.05)          (0.04)
  Year ended 9/30/98          10.78        0.45            0.47          0.92       (0.45)        (0.04)          (0.18)

Florida Portfolio
  Class A
  Year ended 9/30/02         $10.16       $0.52          $ 0.19         $0.71      $(0.52)       $(0.01)         $ 0.00
  Year ended 9/30/01           9.76        0.53            0.40          0.93       (0.53)         0.00            0.00
  Year ended 9/30/00           9.81        0.53           (0.05)         0.48       (0.53)         0.00            0.00
  Year ended 9/30/99          10.48        0.51           (0.65)        (0.14)      (0.51)        (0.02)           0.00
  Year ended 9/30/98          10.14        0.52            0.37          0.89       (0.52)        (0.03)           0.00
  Class B
  Year ended 9/30/02         $10.17       $0.45          $ 0.18         $0.63      $(0.45)       $ 0.00          $ 0.00
  Year ended 9/30/01           9.77        0.46            0.39          0.85       (0.45)         0.00            0.00
  Year ended 9/30/00           9.81        0.46           (0.05)         0.41       (0.45)         0.00            0.00
  Year ended 9/30/99          10.48        0.43           (0.64)        (0.21)      (0.43)        (0.03)           0.00
  Year ended 9/30/98          10.14        0.46            0.36          0.82       (0.46)        (0.02)           0.00
  Class C
  Year ended 9/30/02         $10.17       $0.45          $ 0.18         $0.63      $(0.45)       $ 0.00          $ 0.00
  Year ended 9/30/01           9.77        0.46            0.39          0.85       (0.45)         0.00            0.00
  Year ended 9/30/00           9.81        0.46           (0.05)         0.41       (0.45)         0.00            0.00
  Year ended 9/30/99          10.48        0.43           (0.64)        (0.21)      (0.43)        (0.03)           0.00
  Year ended 9/30/98          10.14        0.46            0.36          0.82       (0.46)        (0.02)           0.00

Massachusetts Portfolio
  Class A
  Year ended 9/30/02         $11.05       $0.54          $ 0.04         $0.58      $(0.54)       $(0.03)         $ 0.00
  Year ended 9/30/01          10.59        0.56            0.47          1.03       (0.56)        (0.01)           0.00
  Year ended 9/30/00          10.66        0.58           (0.09)         0.49       (0.56)         0.00            0.00
  Year ended 9/30/99          11.39        0.53           (0.66)        (0.13)      (0.53)        (0.04)          (0.03)
  Year ended 9/30/98          11.19        0.54            0.45          0.99       (0.54)        (0.06)          (0.19)
  Class B
  Year ended 9/30/02         $11.03       $0.47          $ 0.03         $0.50      $(0.47)       $(0.03)         $ 0.00
  Year ended 9/30/01          10.57        0.49            0.47          0.96       (0.49)        (0.01)           0.00
  Year ended 9/30/00          10.65        0.50           (0.09)         0.41       (0.49)         0.00            0.00
  Year ended 9/30/99          11.38        0.45           (0.65)        (0.20)      (0.45)        (0.05)          (0.03)
  Year ended 9/30/98          11.19        0.46            0.45          0.91       (0.46)        (0.07)          (0.19)
  Class C
  Year ended 9/30/02         $11.03       $0.47          $ 0.03         $0.50      $(0.47)       $(0.03)         $ 0.00
  Year ended 9/30/01          10.57        0.49            0.47          0.96       (0.49)        (0.01)           0.00
  Year ended 9/30/00          10.65        0.50           (0.09)         0.41       (0.49)         0.00            0.00
  Year ended 9/30/99          11.38        0.45           (0.65)        (0.20)      (0.45)        (0.05)          (0.03)
  Year ended 9/30/98          11.19        0.47            0.44          0.91       (0.47)        (0.06)          (0.19)

Michigan Portfolio
  Class A
  Year ended 9/30/02         $10.63       $0.49          $ 0.32         $0.81      $(0.49)       $(0.04)         $ 0.00
  Year ended 9/30/01          10.16        0.52            0.48          1.00       (0.52)        (0.01)           0.00
  Year ended 9/30/00          10.06        0.53             .09           .62       (0.52)         0.00            0.00
  Year ended 9/30/99          10.62        0.46           (0.45)         0.01       (0.46)        (0.04)          (0.07)
  Year ended 9/30/98          10.52        0.48            0.44          0.92       (0.48)        (0.05)          (0.29)

Please refer to the footnotes on page 50.


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                               Ratio of    Ratio of Net
                               Dividends     Value,               Net Assets,       Expenses    Income/(Loss)  Portfolio
                                  and        End of    Total     End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period   Return(b) (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  --------- --------  ---------------    ----------  -------------  ---------

Insured California Portfolio (continued)
  Class C
  Year ended 10/31/02           $(0.68)       $14.16    2.69%      $  22,715          1.73%          3.71%          31%
  Year ended 10/31/01            (0.56)        14.47    9.46          20,541          1.74           3.73          140
  Year ended 10/31/00            (0.54)        13.75    9.27          15,536          1.79           4.12          174
  Year ended 10/31/99            (0.53)        13.11   (4.44)         16,391          1.75           3.89          100
  Year ended 10/31/98            (0.57)        14.25    6.84          16,013          1.75           3.82            0

Arizona Portfolio
  Class A
  Year ended 9/30/02            $(0.55)       $11.02    7.33%       $121,245          0.78%(f)       4.73%          11%
  Year ended 9/30/01             (0.55)        10.80    8.56          88,261          0.78(f)        5.08          119
  Year ended 9/30/00             (0.55)        10.47    6.17          47,258          0.78(f)        5.33          199
  Year ended 9/30/99             (0.59)        10.40   (0.45)         38,472          0.78(f)        4.74          217
  Year ended 9/30/98             (0.74)        11.03    9.54          21,185          0.78(f)        4.92           45
  Class B
  Year ended 9/30/02            $(0.48)       $11.00    6.65%      $  92,349          1.48%(f)       4.02%          11%
  Year ended 9/30/01             (0.48)        10.78    7.76          56,024          1.48(f)        4.41          119
  Year ended 9/30/00             (0.48)        10.46    5.45          34,232          1.48(f)        4.63          199
  Year ended 9/30/99             (0.52)        10.39   (1.19)         31,242          1.48(f)        4.05          217
  Year ended 9/30/98             (0.67)        11.03    8.84          13,698          1.48(f)        4.21           45
  Class C
  Year ended 9/30/02            $(0.48)       $11.00    6.65%      $  24,258          1.48%(f)       4.00%          11%
  Year ended 9/30/01             (0.48)        10.78    7.76          13,407          1.48(f)        4.43          119
  Year ended 9/30/00             (0.48)        10.46    5.45           8,941          1.48(f)        4.64          199
  Year ended 9/30/99             (0.52)        10.39   (1.19)          9,368          1.48(f)        4.05          217
  Year ended 9/30/98             (0.67)        11.03    8.83           4,708          1.48(f)        4.19           45

Florida Portfolio
  Class A
  Year ended 9/30/02            $(0.53)       $10.34    7.21%       $109,373          0.78%(g)       5.18%          20%
  Year ended 9/30/01             (0.53)        10.16    9.71          97,714          0.78(g)        5.33           70
  Year ended 9/30/00             (0.53)         9.76    5.10          75,422          0.73(g)        5.52          281
  Year ended 9/30/99             (0.53)         9.81   (1.38)         79,752          0.73(g)        4.94          244
  Year ended 9/30/98             (0.55)        10.48    8.97          44,440          0.73(g)        5.14           65
  Class B
  Year ended 9/30/02            $(0.45)       $10.35    6.45%       $105,583          1.48%(g)       4.47%          20%
  Year ended 9/30/01             (0.45)        10.17    8.92          87,603          1.48(g)        4.62           70
  Year ended 9/30/00             (0.45)         9.77    4.43          65,391          1.43(g)        4.82          281
  Year ended 9/30/99             (0.46)         9.81   (2.06)         67,532          1.43(g)        4.25          244
  Year ended 9/30/98             (0.48)        10.48    8.22          40,740          1.43(g)        4.46           65
  Class C
  Year ended 9/30/02            $(0.45)       $10.35    6.45%      $  49,102          1.48%(g)       4.47%          20%
  Year ended 9/30/01             (0.45)        10.17    8.93          40,360          1.48(g)        4.64           70
  Year ended 9/30/00             (0.45)         9.77    4.43          38,464          1.43(g)        4.83          281
  Year ended 9/30/99             (0.46)         9.81   (2.06)         42,169          1.43(g)        4.24          244
  Year ended 9/30/98             (0.48)        10.48    8.22          31,524          1.43(g)        4.48           65

Massachusetts Portfolio
  Class A
  Year ended 9/30/02            $(0.57)       $11.06    5.46%      $  66,197          0.82%(h)       4.97%          27%
  Year ended 9/30/01             (0.57)        11.05    9.92          63,384          0.82(h)        5.20          108
  Year ended 9/30/00             (0.56)        10.59    4.86          45,418          0.77(h)        5.53          389
  Year ended 9/30/99             (0.60)        10.66   (1.24)         44,758          0.72(h)        4.74          303
  Year ended 9/30/98             (0.79)        11.39    9.18          23,026          0.72(h)        4.87           69
  Class B
  Year ended 9/30/02            $(0.50)       $11.03    4.69%      $  79,216          1.52%(h)       4.28%          27%
  Year ended 9/30/01             (0.50)        11.03    9.22          62,190          1.52(h)        4.53          108
  Year ended 9/30/00             (0.49)        10.57    4.06          39,964          1.47(h)        4.83          389
  Year ended 9/30/99             (0.53)        10.65   (1.87)         42,628          1.42(h)        4.06          303
  Year ended 9/30/98             (0.72)        11.38    8.40          20,400          1.42(h)        4.16           69
  Class C
  Year ended 9/30/02            $(0.50)       $11.03    4.69%      $  53,156          1.52%(h)       4.28%          27%
  Year ended 9/30/01             (0.50)        11.03    9.22          44,688          1.52(h)        4.53          108
  Year ended 9/30/00             (0.49)        10.57    4.06          31,207          1.47(h)        4.83          389
  Year ended 9/30/99             (0.53)        10.65   (1.87)         29,365          1.42(h)        4.05          303
  Year ended 9/30/98             (0.72)        11.38    8.40          18,050          1.42(h)        4.18           69

Michigan Portfolio
  Class A
  Year ended 9/30/02            $(0.53)       $10.91    7.87%      $  55,396          1.01%(i)       4.57%          18%
  Year ended 9/30/01             (0.53)        10.63   10.11          32,804          1.01(i)        5.01          115
  Year ended 9/30/00             (0.52)        10.16    6.39          14,609          0.99(i)        5.30          287
  Year ended 9/30/99             (0.57)        10.06    0.03          11,760          0.96(i)        4.48          213
  Year ended 9/30/98             (0.82)        10.62    9.08           8,640          0.96(i)        4.57          134


Please refer to the footnotes on page 50.


44 & 45


                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)#(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------

Michigan Portfolio (continued)
  Class B
  Year ended 9/30/02         $10.62       $0.41          $ 0.32         $0.73      $(0.41)       $(0.05)          $0.00
  Year ended 9/30/01          10.15        0.45            0.48          0.93       (0.45)        (0.01)           0.00
  Year ended 9/30/00          10.05        0.45            0.10          0.55       (0.45)         0.00            0.00
  Year ended 9/30/99          10.61        0.39           (0.45)        (0.06)      (0.39)        (0.04)          (0.07)
  Year ended 9/30/98          10.52        0.40            0.44          0.84       (0.40)        (0.06)          (0.29)
  Class C
  Year ended 9/30/02         $10.62       $0.41          $ 0.32         $0.73      $(0.41)       $(0.05)          $0.00
  Year ended 9/30/01          10.14        0.45            0.49          0.94       (0.45)        (0.01)           0.00
  Year ended 9/30/00          10.05        0.46            0.08          0.54       (0.45)         0.00            0.00
  Year ended 9/30/99          10.61        0.40           (0.46)        (0.06)      (0.40)        (0.03)          (0.07)
  Year ended 9/30/98          10.52        0.41            0.43          0.84       (0.41)        (0.05)          (0.29)

Minnesota Portfolio
  Class A
  Year ended 9/30/02         $10.09       $0.48          $ 0.25         $0.73      $(0.48)       $(0.03)          $0.00
  Year ended 9/30/01           9.72        0.52            0.38          0.90       (0.52)        (0.01)           0.00
  Year ended 9/30/00           9.67        0.53            0.03          0.56        0.51)         0.00            0.00
  Year ended 9/30/99          10.22        0.49           (0.53)        (0.04)      (0.49)        (0.02)           0.00
  Year ended 9/30/98           9.97        0.50            0.27          0.77       (0.50)        (0.02)           0.00
  Class B
  Year ended 9/30/02         $10.08       $0.40          $ 0.27         $0.67      $(0.40)       $(0.04)          $0.00
  Year ended 9/30/01           9.72        0.45            0.37          0.82       (0.45)        (0.01)           0.00
  Year ended 9/30/00           9.67        0.46            0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99          10.22        0.42           (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98           9.97        0.42            0.28          0.70       (0.42)        (0.03)           0.00
  Class C
  Year ended 9/30/02         $10.10       $0.40          $ 0.26         $0.66      $(0.40)       $(0.04)          $0.00
  Year ended 9/30/01           9.72        0.45            0.39          0.84       (0.45)        (0.01)           0.00
  Year ended 9/30/00           9.67        0.46            0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99          10.22        0.42           (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98           9.97        0.43            0.27          0.70       (0.43)        (0.02)           0.00

New Jersey Portfolio
  Class A
  Year ended 9/30/02         $10.11       $0.48          $(0.05)        $0.43      $(0.48)       $(0.03)          $0.00
  Year ended 9/30/01           9.92        0.52            0.20          0.72       (0.52)        (0.01)           0.00
  Year ended 9/30/00           9.93        0.52           (0.02)         0.50       (0.51)         0.00            0.00
  Year ended 9/30/99          10.46        0.49           (0.51)        (0.02)      (0.49)        (0.02)           0.00
  Year ended 9/30/98          10.15        0.51            0.32          0.83       (0.51)        (0.01)           0.00
  Class B
  Year ended 9/30/02         $10.11       $0.41          $(0.04)        $0.37      $(0.41)       $(0.03)          $0.00
  Year ended 9/30/01           9.92        0.44            0.20          0.64       (0.44)        (0.01)           0.00
  Year ended 9/30/00           9.93        0.45           (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99          10.46        0.42           (0.51)        (0.09)      (0.42)        (0.02)           0.00
  Year ended 9/30/98          10.16        0.43            0.32          0.75       (0.43)        (0.02)           0.00
  Class C
  Year ended 9/30/02         $10.11       $0.41          $(0.04)        $0.37      $(0.41)       $(0.03)          $0.00
  Year ended 9/30/01           9.93        0.44            0.19          0.63       (0.44)        (0.01)           0.00
  Year ended 9/30/00           9.93        0.45           (0.01)         0.44       (0.44)         0.00            0.00
  Year ended 9/30/99          10.46        0.43           (0.52)        (0.09)      (0.43)        (0.01)           0.00
  Year ended 9/30/98          10.16        0.43            0.32          0.75       (0.43)        (0.02)           0.00

New York Portfolio
  Class A
  Year ended 10/31/02       $  9.93       $0.53          $(0.25)        $0.28      $(0.52)        $0.00           $0.00
  Year ended 10/31/01          9.70        0.53            0.22          0.75       (0.52)         0.00            0.00
  Year ended 10/31/00          9.45        0.52            0.25          0.77       (0.52)         0.00            0.00
  Year ended 10/31/99         10.29        0.51           (0.83)        (0.32)      (0.51)        (0.01)           0.00
  Year ended 10/31/98         10.10        0.51            0.21          0.72       (0.51)        (0.02)           0.00
  Class B
  Year ended 10/31/02       $  9.93       $0.46          $(0.26)        $0.20      $(0.45)        $0.00           $0.00
  Year ended 10/31/01          9.70        0.45            0.23          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00          9.45        0.45            0.25          0.70       (0.45)         0.00            0.00
  Year ended 10/31/99         10.29        0.44           (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98         10.10        0.44            0.21          0.65       (0.44)        (0.02)           0.00
  Class C
  Year ended 10/31/02       $  9.94       $0.46          $(0.27)        $0.19      $(0.45)        $0.00           $0.00
  Year ended 10/31/01          9.71        0.46            0.22          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00          9.45        0.45            0.26          0.71       (0.45)         0.00            0.00
  Year ended 10/31/99         10.29        0.44           (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98         10.10        0.44            0.21          0.65       (0.44)        (0.02)           0.00

Please refer to the footnotes on page 50.


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                               Ratio of    Ratio of Net
                               Dividends     Value,               Net Assets,       Expenses    Income/(Loss)  Portfolio
                                  and        End of    Total     End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period   Return(b) (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  --------- --------  ---------------    ----------  -------------  ---------

  Michigan Portfolio (continued)
  Class B
  Year ended 9/30/02            $(0.46)       $10.89    7.06%      $  53,097          1.71%(i)       3.88%          18%
  Year ended 9/30/01             (0.46)        10.62    9.39          29,436          1.71(i)        4.34          115
  Year ended 9/30/00             (0.45)        10.15    5.55          14,943          1.69(i)        4.59          287
  Year ended 9/30/99             (0.50)        10.05   (0.64)         13,844          1.66(i)        3.79          213
  Year ended 9/30/98             (0.75)        10.61    8.26           9,411          1.66(i)        3.87          134
  Class C
  Year ended 9/30/02            $(0.46)       $10.89    7.06%      $  57,818          1.71%(i)       3.86%          18%
  Year ended 9/30/01             (0.46)        10.62    9.50          24,142          1.71(i)        4.35          115
  Year ended 9/30/00             (0.45)        10.14    5.55          12,061          1.69(i)        4.60          287
  Year ended 9/30/99             (0.50)        10.05   (0.64)         10,747          1.66(i)        3.78          213
  Year ended 9/30/98             (0.75)        10.61    8.26           8,983          1.66(i)        3.88          134

Minnesota Portfolio
  Class A
  Year ended 9/30/02            $(0.51)       $10.31    7.46%      $  65,850          0.90%(j)       4.75%          29%
  Year ended 9/30/01             (0.53)        10.09    9.44          30,501          0.90(j)        5.23           61
  Year ended 9/30/00             (0.51)         9.72    6.09          20,212          0.81(j)        5.57          307
  Year ended 9/30/99             (0.51)         9.67   (0.48)         10,601          0.75(j)        4.90          259
  Year ended 9/30/98             (0.52)        10.22    7.94           6,261          0.75(j)        4.92           30
  Class B
  Year ended 9/30/02            $(0.44)       $10.31    6.84%      $  24,340          1.60%(j)       4.04%          29%
  Year ended 9/30/01             (0.46)        10.08    8.61          17,304          1.60(j)        4.52           61
  Year ended 9/30/00             (0.44)         9.72    5.32          12,064          1.51(j)        4.81          307
  Year ended 9/30/99             (0.44)         9.67   (1.19)         14,111          1.46(j)        4.16          259
  Year ended 9/30/98             (0.45)        10.22    7.17          13,867          1.46(j)        4.19           30
  Class C
  Year ended 9/30/02            $(0.44)       $10.32    6.72%      $  20,401          1.60%(j)       4.01%          29%
  Year ended 9/30/01             (0.46)        10.10    8.82          11,434          1.60(j)        4.51           61
  Year ended 9/30/00             (0.44)         9.72    5.32           7,524          1.50(j)        4.84          307
  Year ended 9/30/99             (0.44)         9.67   (1.19)          9,081          1.45(j)        4.17          259
  Year ended 9/30/98             (0.45)        10.22    7.18           7,716          1.45(j)        4.23           30

New Jersey Portfolio
  Class A
  Year ended 9/30/02            $(0.51)       $10.03    4.42%      $  94,865          0.87%(k)       4.80%          49%
  Year ended 9/30/01             (0.53)        10.11    7.33          80,489          0.87(k)        5.04          111
  Year ended 9/30/00             (0.51)         9.92    5.31          49,667          0.85(k)        5.36          224
  Year ended 9/30/99             (0.51)         9.93   (0.29)         33,109          0.82(k)        4.82          131
  Year ended 9/30/98             (0.52)        10.46    8.36          22,333          0.82(k)        4.93           35
  Class B
  Year ended 9/30/02            $(0.44)       $10.04    3.79%       $127,025          1.57%(k)       4.10%          49%
  Year ended 9/30/01             (0.45)        10.11    6.56         103,889          1.57(k)        4.33          111
  Year ended 9/30/00             (0.44)         9.92    4.53          62,149          1.55(k)        4.63          224
  Year ended 9/30/99             (0.44)         9.93   (0.99)         64,929          1.53(k)        4.10          131
  Year ended 9/30/98             (0.45)        10.46    7.50          48,027          1.53(k)        4.23           35
  Class C
  Year ended 9/30/02            $(0.44)       $10.04    3.78%      $  56,295          1.57%(k)       4.10%          49%
  Year ended 9/30/01             (0.45)        10.11    6.45          46,025          1.57(k)        4.34          111
  Year ended 9/30/00             (0.44)         9.93    4.63          31,115          1.54(k)        4.64          224
  Year ended 9/30/99             (0.44)         9.93   (0.99)         32,578          1.52(k)        4.12          131
  Year ended 9/30/98             (0.45)        10.46    7.50          26,018          1.52(k)        4.23           35

New York Portfolio
  Class A
  Year ended 10/31/02           $(0.52)      $  9.69    2.89%       $322,621          0.58%(l)       5.42%          33%
  Year ended 10/31/01            (0.52)         9.93    7.86         326,500          0.59(l)        5.28           92
  Year ended 10/31/00            (0.52)         9.70    8.42         259,997          0.77(l)        5.46          187
  Year ended 10/31/99            (0.52)         9.45   (3.27)        234,835          0.61(l)        5.12          134
  Year ended 10/31/98            (0.53)        10.29    7.31         207,031          0.61(l)        5.04           18
  Class B
  Year ended 10/31/02           $(0.45)      $  9.68    2.04%       $184,700          1.29%(l)       4.70%          33%
  Year ended 10/31/01            (0.45)         9.93    7.10         165,787          1.30(l)        4.59           92
  Year ended 10/31/00            (0.45)         9.70    7.61         100,651          1.48(l)        4.75          187
  Year ended 10/31/99            (0.45)         9.45   (3.96)        111,283          1.32(l)        4.38          134
  Year ended 10/31/98            (0.46)        10.29    6.57         114,739          1.32(l)        4.34           18
  Class C
  Year ended 10/31/02           $(0.45)      $  9.68    1.94%      $  57,386          1.29%(l)       4.71%          33%
  Year ended 10/31/01            (0.45)         9.94    7.09          54,631          1.30(l)        4.60           92
  Year ended 10/31/00            (0.45)         9.71    7.72          42,888          1.47(l)        4.76          187
  Year ended 10/31/99            (0.45)         9.45   (3.96)         48,205          1.31(l)        4.41          134
  Year ended 10/31/98            (0.46)        10.29    6.57          44,736          1.31(l)        4.33           18


Please refer to the footnotes on page 50.


46 & 47


                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)#(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------

Ohio Portfolio
  Class A
  Year ended 9/30/02         $10.01       $0.50#          $0.04         $0.54      $(0.51)       $(0.02)          $0.00
  Year ended 9/30/01           9.77        0.54#           0.23          0.77       (0.53)         0.00            0.00
  Year ended 9/30/00           9.86        0.54#          (0.12)         0.42       (0.51)         0.00            0.00
  Year ended 9/30/99          10.45        0.49#          (0.55)        (0.06)      (0.49)        (0.04)           0.00
  Year ended 9/30/98          10.16        0.52#           0.30          0.82       (0.52)        (0.01)           0.00
  Class B
  Year ended 9/30/02         $10.01       $0.43#          $0.05         $0.48      $(0.44)       $(0.03)          $0.00
  Year ended 9/30/01           9.77        0.47#           0.24          0.71       (0.47)         0.00            0.00
  Year ended 9/30/00           9.86        0.46#          (0.11)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99          10.45        0.43#          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98          10.16        0.45#           0.30          0.75       (0.45)        (0.01)           0.00
  Class C
  Year ended 9/30/02         $10.02       $0.43#          $0.04         $0.47      $(0.44)       $(0.03)          $0.00
  Year ended 9/30/01           9.77        0.47#           0.25          0.72       (0.47)         0.00            0.00
  Year ended 9/30/00           9.86        0.47#          (0.12)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99          10.45        0.43#          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98          10.16        0.45#           0.30          0.75       (0.45)        (0.01)           0.00
Pennsylvania Portfolio
  Class A
  Year ended 9/30/02         $10.42       $0.51#          $0.18         $0.69      $(0.51)       $(0.02)          $0.00
  Year ended 9/30/01           9.88        0.52#           0.55          1.07       (0.52)        (0.01)           0.00
  Year ended 9/30/00           9.89        0.52#          (0.01)         0.51       (0.52)         0.00            0.00
  Year ended 9/30/99          10.66        0.49#          (0.73)        (0.24)      (0.49)        (0.04)           0.00
  Year ended 9/30/98          10.33        0.53#           0.35          0.88       (0.53)        (0.02)           0.00
  Class B
  Year ended 9/30/02         $10.41       $0.45#          $0.18         $0.63      $(0.45)       $(0.01)          $0.00
  Year ended 9/30/01           9.88        0.45#           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00           9.89        0.45#          (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99          10.66        0.41#          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98          10.33        0.46#           0.34          0.80       (0.46)        (0.01)           0.00
  Class C
  Year ended 9/30/02         $10.41       $0.45#          $0.18         $0.63      $(0.45)       $(0.01)          $0.00
  Year ended 9/30/01           9.88        0.45#           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00           9.89        0.46#          (0.03)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99          10.66        0.41#          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98          10.33        0.46#           0.34          0.80       (0.46)        (0.01)           0.00
Virginia Portfolio
  Class A
  Year ended 9/30/02         $10.54       $0.52#          $0.25         $0.77      $(0.52)       $(0.02)          $0.00
  Year ended 9/30/01          10.35        0.54#           0.20          0.74       (0.54)        (0.01)           0.00
  Year ended 9/30/00          10.32        0.56#           0.02          0.58       (0.55)         0.00            0.00
  Year ended 9/30/99          11.02        0.49#          (0.60)        (0.11)      (0.49)        (0.07)          (0.03)
  Year ended 9/30/98          10.90        0.52#           0.49          1.01       (0.52)        (0.05)          (0.32)
  Class B
  Year ended 9/30/02         $10.53       $0.45#          $0.24         $0.69      $(0.45)       $(0.02)          $0.00
  Year ended 9/30/01          10.34        0.47#           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00          10.31        0.49#           0.02          0.51       (0.48)         0.00            0.00
  Year ended 9/30/99          11.01        0.42#          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98          10.90        0.44#           0.49          0.93       (0.44)        (0.06)          (0.32)
  Class C
  Year ended 9/30/02         $10.52       $0.45#          $0.25         $0.70      $(0.45)       $(0.02)          $0.00
  Year ended 9/30/01          10.33        0.47#           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00          10.31        0.49#           0.01          0.50       (0.48)         0.00            0.00
  Year ended 9/30/99          11.01        0.42#          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98          10.90        0.44#           0.49          0.93       (0.44)        (0.06)          (0.32)

Intermediate Diversified Municipal Portfolio
  Class A
  2/01/02## to 9/30/02       $14.01       $0.33           $0.36         $0.69      $(0.33)       $ 0.00           $0.00
  Class B
  2/01/02## to 9/30/02       $14.01       $0.27           $0.37         $0.64      $(0.27)       $ 0.00           $0.00
  Class C
  2/01/02## to 9/30/02       $14.01       $0.27           $0.36         $0.63      $(0.27)       $ 0.00           $0.00

Intermediate California Municipal Portfolio
  Class A
  2/01/02## to 9/30/02       $14.22       $0.30           $0.37         $0.67      $(0.30)       $ 0.00           $0.00
  Class B
  2/01/02## to 9/30/02       $14.22       $0.23           $0.37         $0.60      $(0.23)       $ 0.00           $0.00
  Class C
  2/01/02## to 9/30/02       $14.22       $0.23           $0.37         $0.60      $(0.23)       $ 0.00           $0.00

Intermediate New York Municipal Portfolio
  Class A
  2/01/02## to 9/30/02       $13.82       $0.32           $0.40         $0.72      $(0.32)       $ 0.00           $0.00
  Class B
  2/01/02## to 9/30/02       $13.82       $0.26           $0.40         $0.66      $(0.26)       $ 0.00           $0.00
  Class C
  2/01/02## to 9/30/02       $13.82       $0.26           $0.40         $0.66      $(0.26)       $ 0.00           $0.00

Please refer to the footnotes on page 50.


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                               Ratio of    Ratio of Net
                               Dividends     Value,               Net Assets,       Expenses    Income/(Loss)  Portfolio
                                  and        End of    Total     End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period   Return(b) (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  --------- --------  ---------------    ----------  -------------  ---------

Ohio Portfolio
  Class A
  Year ended 9/30/02            $(0.53)       $10.02    5.57%        $70,223          0.85%(m)       4.99%          34%
  Year ended 9/30/01             (0.53)        10.01    8.04          46,855          0.85(m)        5.42           32
  Year ended 9/30/00             (0.51)         9.77    4.54          32,490          0.76(m)        5.57          307
  Year ended 9/30/99             (0.53)         9.86   (0.70)         27,229          0.75(m)        4.88          208
  Year ended 9/30/98             (0.53)        10.45    8.30          14,220          0.75(m)        5.05           16
  Class B
  Year ended 9/30/02            $(0.47)       $10.02    4.87%        $73,159          1.55%(m)       4.29%          34%
  Year ended 9/30/01             (0.47)        10.01    7.33          54,575          1.55(m)        4.72           32
  Year ended 9/30/00             (0.44)         9.77    3.78          40,812          1.47(m)        4.84          307
  Year ended 9/30/99             (0.45)         9.86   (1.38)         49,055          1.46(m)        4.17          208
  Year ended 9/30/98             (0.46)        10.45    7.56          37,289          1.46(m)        4.34           16
  Class C
  Year ended 9/30/02            $(0.47)       $10.02    4.77%        $53,883          1.55%(m)       4.29%          34%
  Year ended 9/30/01             (0.47)        10.02    7.43          36,500          1.55(m)        4.71           32
  Year ended 9/30/00             (0.44)         9.77    3.78          22,909          1.46(m)        4.85          307
  Year ended 9/30/99             (0.45)         9.86   (1.38)         24,126          1.45(m)        4.18          208
  Year ended 9/30/98             (0.46)        10.45    7.56          16,685          1.45(m)        4.36           16

Pennsylvania Portfolio
  Class A
  Year ended 9/30/02            $(0.53)       $10.58    6.88%        $99,426          0.95%(n)       4.98%          38%
  Year ended 9/30/01             (0.53)        10.42   11.11          96,834          0.95(n)        5.15          112
  Year ended 9/30/00             (0.52)         9.88    5.35          68,288          0.95(n)        5.40          356
  Year ended 9/30/99             (0.53)         9.89   (2.43)         62,479          0.95(n)        4.68          249
  Year ended 9/30/98             (0.55)        10.66    8.72          35,632          0.95(n)        5.10           70
  Class B
  Year ended 9/30/02            $(0.46)       $10.58    6.26%        $74,390          1.65%(n)       4.35%          38%
  Year ended 9/30/01             (0.46)        10.41   10.25          62,038          1.65(n)        4.36          112
  Year ended 9/30/00             (0.44)         9.88    4.58          44,713          1.66(n)        4.69          356
  Year ended 9/30/99             (0.45)         9.89   (3.10)         52,012          1.66(n)        3.96          249
  Year ended 9/30/98             (0.47)        10.66    7.98          39,465          1.66(n)        4.39           70
  Class C
  Year ended 9/30/02            $(0.46)       $10.58    6.26%        $46,296          1.65%(n)       4.30%          38%
  Year ended 9/30/01             (0.46)        10.41   10.25          33,334          1.65(n)        4.42          112
  Year ended 9/30/00             (0.44)         9.88    4.58          23,306          1.65(n)        4.71          356
  Year ended 9/30/99             (0.45)         9.89   (3.10)         27,916          1.65(n)        3.98          249
  Year ended 9/30/98             (0.47)        10.66    7.98          17,531          1.65(n)        4.41           70

Virginia Portfolio
  Class A
  Year ended 9/30/02            $(0.54)       $10.77    7.58%        $76,797          0.72%(o)       4.95%          16%
  Year ended 9/30/01             (0.55)        10.54    7.32          53,306          0.72(o)        5.18          134
  Year ended 9/30/00             (0.55)        10.35    5.88          37,784          0.67(o)        5.52          289
  Year ended 9/30/99             (0.59)        10.32   (1.10)         28,148          0.67(o)        4.67          311
  Year ended 9/30/98             (0.89)        11.02    9.65          10,315          0.67(o)        4.84           62
  Class B
  Year ended 9/30/02            $(0.47)       $10.75    6.78%        $85,842          1.42%(o)       4.27%          16%
  Year ended 9/30/01             (0.48)        10.53    6.62          69,534          1.42(o)        4.49          134
  Year ended 9/30/00             (0.48)        10.34    5.16          49,216          1.37(o)        4.83          289
  Year ended 9/30/99             (0.52)        10.31   (1.73)         42,007          1.37(o)        3.97          311
  Year ended 9/30/98             (0.82)        11.01    8.85          15,973          1.37(o)        4.14           62
  Class C
  Year ended 9/30/02            $(0.47)       $10.75    6.88%        $34,396          1.42%(o)       4.26%          16%
  Year ended 9/30/01             (0.48)        10.52    6.62          24,116          1.42(o)        4.48          134
  Year ended 9/30/00             (0.48)        10.33    5.06          16,848          1.37(o)        4.83          289
  Year ended 9/30/99             (0.52)        10.31   (1.73)         12,962          1.37(o)        3.97          311
  Year ended 9/30/98             (0.82)        11.01    8.85           4,597          1.37(o)        4.11           62

Intermediate Diversified Municipal Portfolio
  Class A
  2/01/02## to 9/30/02          $(0.33)       $14.37    5.02%        $81,944          0.94%*         3.42%*      21.85%
  Class B
  2/01/02## to 9/30/02          $(0.27)       $14.38    4.63%        $53,115          1.65%*         2.75%*      21.85%
  Class C
  2/01/02## to 9/30/02          $(0.27)       $14.37    4.55%        $51,419          1.65%*         2.71%*      21.85%

Intermediate California Municipal Portfolio
  Class A
  2/01/02## to 9/30/02          $(0.30)       $14.59    4.76%        $34,909          0.97%*         2.98%*      31.23%
  Class B
  2/01/02## to 9/30/02          $(0.23)       $14.59    4.30%        $18,688          1.68%*         2.27%*      31.23%
  Class C
  2/01/02## to 9/30/02          $(0.23)       $14.59    4.28%        $23,746          1.68%*         2.28%*      31.23%

Intermediate New York Municipal Portfolio
  Class A
  2/01/02## to 9/30/02          $(0.32)       $14.22    5.30%        $36,760          0.95%*         3.39%*      36.56%
  Class B
  2/01/02## to 9/30/02          $(0.26)       $14.22    4.82%        $25,635          1.67%*         2.69%*      36.56%
  Class C
  2/01/02## to 9/30/02          $(0.26)       $14.22    4.89%        $17,847          1.66%*         2.65%*      36.56%

Please refer to the footnotes on page 50.


48 & 49


*    Annualized.

#    Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1998, 1999, 2000, 2001, and 2002.

##   Commencement of operations.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.11%, 1.12% and 1.08% for Class A shares, 1.77%, 1.79%, 1.79%,
1.74% and 1.79% for Class B shares and 1.76%, 1.78%, 1.79%, 1.79% and 1.82%
for Class C shares.

(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.14%, 1.16%, 1.10% and 1.12% for Class A shares, 1.84%,
1.85%, 1.87%, 1.79%, and 1.87% for Class B shares and 1.83%, 1.85%, 1.85%,
1.80% and 1.83%  for Class C shares.

(e) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.02%, 1.04%, 1.04% and 1.04% for Class A shares, 1.72%, 1.73%, 1.74%,
1.72% and 1.75% for Class B shares and 1.71%, 1.72%, 1.74%, 1.74% and 1.76%
for Class C shares.

(f) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 1.12%, 1.22%, 1.29%, 1.39% and 1.55% for Class A shares, 1.82%, 1.93%, 1.99%, 2.16% and 2.30% for Class B shares and 1.82%, 1.93%,
1.99%, 2.17% and 2.34% for Class C shares.

(g) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.13%, 1.14%, 1.18% and 1.27% for Class A shares, 1.79%, 1.84%, 1.85%,
1.91% and 1.97% for Class B shares and 1.79%, 1.83%, 1.85%, 1.91% and 1.99% for
Class C shares.

(h) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.12%, 1.19%, 1.63%, 1.24% and 1.51% for Class A shares, 1.83%,
1.90%, 1.94%, 1.97% and 2.22% for Class B shares and 1.82%, 1.90%, 1.93%,
1.96% and 2.21% for Class C shares.

(i) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.21%, 1.44%, 1.63%, 1.62% and 1.89% for Class A shares, 1.92%, 2.16%, 2.34%,
2.44%, and 2.61% for Class B shares and 1.93%, 2.16%, 2.34%, 2.43% and 2.59%
for Class C shares.

(j) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.49%, 1.66%, 1.63% and 1.80% for Class A shares, 1.99%, 2.19%, 2.37%,
2.43% and 2.52%  for Class B shares and 1.99%, 2.19%, 2.36%, 2.44% and 2.48%
for Class C shares.

(k) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.13%, 1.23%, 1.25% and 1.29% for Class A shares, 1.82%, 1.84%, 1.94%,
1.99% and 2.00%  for Class B shares and 1.81%, 1.83%, 1.93%, 1.98% and 1.99%
for Class C shares.

(l) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.04%, 1.10%, 1.11% and 1.08% for Class A shares, 1.78%, 1.76%, 1.81%,
1.76%, and 1.80% or Class B shares and 1.77%, 1.76%, 1.80%, 1.77%, 1.82% and
1.82% for Class C shares.

(m) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.20%, 1.29%, 1.30% and 1.35% for Class A shares, 1.85%, 1.91%, 2.00%,
2.01% and 2.05% for Class B shares and 1.85%, 1.90%, 1.99%, 2.01% and 2.04% for
Class C shares.

(n) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.16%, 1.23%, 1.24% and 1.29% for Class A shares, 1.84%,
1.86%, 1.94%, 1.98% and 2.00%  for Class B shares and 1.83%, 1.86%, 1.93%,
1.98% and 1.99%  for Class C shares.

(o) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.15%, 1.21%, 1.26%, 1.43% and 2.09% for Class A shares, 1.86%, 1.92%, 1.97%,
2.20%, and 2.84% for Class B shares and 1.86%, 1.92%, 1.96%, 2.19% and 2.85%
for Class C shares.


50


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For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 786003
            San Antonio, TX 78278-6003

By phone:   For Information:  800-221-5672
            For Literature:   800-227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC File Nos
------------
811-04791
811-07618
811-5555

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


52






Alliance Capital [LOGO](R)

                     ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
                   ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
                  ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2003
(as amended March 31, 2003)
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") relates to (i) the AllianceBernstein Intermediate New York Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate New York Municipal Class B shares ("Class B Shares")and AllianceBernstein Intermediate New York Municipal Class C shares ("Class C Shares") of the AllianceBernstein Intermediate New York Municipal Portfolio (the "New York Municipal Portfolio"), (ii) the AllianceBernstein Intermediate California Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate California Municipal Class B shares ("Class B Shares") and AllianceBernstein Intermediate California Municipal Class C shares ("Class C Shares")of the AllianceBernstein Intermediate California Municipal Portfolio (the "California Municipal Portfolio") and (iii) the AllianceBernstein Intermediate Diversified Municipal Class A shares ("Class A Shares"), AllianceBernstein Intermediate Diversified Municipal Class B shares ("Class B Shares")and AllianceBernstein Intermediate Diversified Municipal Class C shares ("Class C Shares") of the AllianceBernstein Intermediate Diversified Municipal Portfolio (the "Diversified Municipal Portfolio" and together with the California Municipal Portfolio and the New York Municipal Portfolio, the "Portfolios") of the Sanford C. Bernstein Fund, Inc. (the "Fund"). This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated March 31, 2003 for the Portfolios (the "Prospectus"). Copies of such Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above. Certain financial statements from the Fund's annual report dated September 30, 2002 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

--------------------------
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

TABLE OF CONTENTS

                                                                          Page
                                                                          ----
FUND HISTORY.................................................................1
INVESTMENT POLICIES AND RESTRICTIONS.........................................1
INVESTMENT RESTRICTIONS.....................................................42
INVESTMENTS.................................................................45
MANAGEMENT OF THE FUND......................................................78
EXPENSES OF THE FUND........................................................84
PURCHASE OF SHARES..........................................................88
REDEMPTION AND REPURCHASE OF SHARES........................................107
SHAREHOLDER SERVICES.......................................................111
NET ASSET VALUE............................................................118
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................119
BROKERAGE AND PORTFOLIO TRANSACTIONS.......................................124
GENERAL INFORMATION........................................................125
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.................141
APPENDIX A: Description of Corporate and Municipal Bond Ratings............142

--------------------------------------------------------------------------------

FUND HISTORY

--------------------------------------------------------------------------------

            The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.

            The New York Municipal Portfolio, doing business as AllianceBernstein Intermediate New York Municipal Portfolio, commenced offering the New York Municipal Class shares on January 9, 1989; the California Municipal Portfolio, doing business as the AllianceBernstein Intermediate California Municipal Portfolio, commenced offering the California Municipal Class shares on August 6, 1990; and the Diversified Municipal Portfolio, doing business as the AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. On February 1, 2002, the New York Municipal Portfolio, California Municipal Portfolio and the Diversified Municipal Portfolio commenced offering Class A, Class B and Class C Shares.

--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

            The New York Municipal Portfolio and the California Municipal Portfolio are non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

All Portfolios

            Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

            None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital Management L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

            In addition to these policies, which govern all Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

            The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

            Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

            As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

            In addition to Municipal Securities, each Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

Alternative Minimum Tax

            Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.


            Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

New York Municipal Portfolio:

            The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and New York State and local personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

            The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

            Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

            The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

California Municipal Portfolio:

            The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax ("California Municipal Securities"). For the purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

            The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

            Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

            The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State
(The New York Municipal Portfolio and the California Municipal Portfolio)

            The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

            Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All Portfolios". See also the Appendix: "Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

            The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated in November 2002 with respect to New York and an Official Statement dated October 16, 2002 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

      The following is based on information obtained from the Annual Information Statement of the State of New York, dated June 3, 2002, and the Update to the Annual Information Statement dated November 14, 2002.

Debt Reform Act of 2000

      The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

      The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 fiscal year are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

      The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

      In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings

Recent Developments

      As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for

2002 due to weakness in securities industry profits in the first quarter of 2002.

      The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

2002-03 Financial Plan

      In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

      In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

      On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

      As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attribution and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

      General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease in $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

      Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

      All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

      The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

      The State issued its Second Quarterly Update to the 2002-03 State Financial Plan on October 30, 2002 (the "Mid-Year Plan"). The Mid-Year Plan remains in balance and makes no revisions to the receipts and disbursements projections contained in the Enacted Plan. However, the Mid-Year Plan noted that current economic and financial trends (in particular, the prolonged and substantial decline in the equity markets and the poor performance of financial services firms) have made it more likely that actual receipts during the 2002-03 fiscal year will be significantly below the levels reported in the current Financial Plan.

2001-02 Fiscal Year

      The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

      General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

      General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year

      The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

      In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

      The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

      General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

      The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

      The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

      The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

      General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

State Financial Practices: GAAP Basis

      Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

2001-02 Fiscal Year

      The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million).

      The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

      Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business taxpayers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund), and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates which filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

      General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

      An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster.

      Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).

      An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year and, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust Fund in support of expenditures for debt service.

2000-01 Fiscal Year

      The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million).

      The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

      General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes primarily estate and gift taxes, decreased over $381 million, or 34.4 percent due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2 percent).

      General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

      An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

      Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

      An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local government - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

      1999-2000 Fiscal Year

      The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

      Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of
9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, primarily due to investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

      Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources decreased $192 million (45.9 percent).

      An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

      Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

      An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

      Economic Overview

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

      Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

      Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

      New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

      Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

      In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

      The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of

December 31, 2001, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $101 billion, only a portion of which constitutes State-supported or State-related debt.

      Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2002-03 fiscal year.

      In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

      The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2002-03 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

      Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

      State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

      The currently approved 2000-04 Capital Program assumes the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

      The 2000-04 Capital Program assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-04 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.

      There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-04 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

      The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-04 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

      The 2002-03 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.

Certificates of Participation

      The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

      The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets.

      On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

      Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. By July 2002, Congress had appropriated a total amount of $21.4 billion in federal disaster assistance for New York. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

      On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

      The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

      The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its covered organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

OSDC and Control Board Reports

      Staff reports of the Control Board, OSDC and the City Comptroller have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Other Localities

      Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year, or thereafter.

      The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2002-03 totals approximately $486 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

      While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general-purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

      Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion (approximately $108 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

      The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2002-03 fiscal year or thereafter.

      Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 State Financial Plan. The State believes that the proposed 2002-03 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2002-03 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 State Financial Plan.

CALIFORNIA

      The following is based on information obtained from a Preliminary Official Statement, dated October 16, 2002, relating to $180,000,000 State Public Works Board of the State of California Lease Revenue Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes

      Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

      Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to
Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

      Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

      Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

      The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

      As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

      Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

      During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

      In 1992, a lawsuit was filed, called California Teachers' Association v.

Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

      The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

      The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

      As of September 1, 2002, the State had outstanding $25,186,602,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligations bonds. This latter figure consists of $4,915,300,000 of authorized commercial paper notes (of which $845,600,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,522,199,000 of other authorized but unissued general obligation debt.

      The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

      In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding as of September 1, 2002.

      As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing since the 1994-95 Fiscal Year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, which matured on June 28, 2002. To provide additional cash resources necessary to pay The State's obligations at the end of fiscal year 2001-02 and the beginning of fiscal year 2002-03, the State issued $7.5 billion of revenue anticipation warrants in June 2002, with plans to issue an additional $12.5 billion later in 2002.

Prior Fiscal Years' Financial Results

      Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

      The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2000-01 Budget

      The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

Fiscal Year 2001-02 Budget

      The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

      The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

      The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

      The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001, as part of its cash management program.

Fiscal Year 2002-03 Budget

      The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

      The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:

      1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

      2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

      3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

      4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies.

      The May Revision to the Governor's 2002-03 Budget addresses a projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year, or 30 percent of the General Fund. In addition to the $12.5 billion gap identified in the Governor's Budget, this Revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. It proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers, and deferrals.

Recent Developments Regarding Energy

      Department of Water Resources Power Supply Program. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's three investor-owned utilities (the "Utilities") was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of the Power Supply Act authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

      The DWR sells electricity to approximately 10 million retail electric customers in California. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity furnished by the Utilities until December 31, 2002. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities pursuant to servicing arrangements approved or ordered by the CPUC. The Administration and the CPUC are developing plans for the provision of the net short after 2002.

      The DWR's power supply program was initially financed by interest bearing unsecured loans from the General Fund of the State, aggregating approximately $6.2 billion of which $116 million has been repaid. Advances from the General Fund ceased in June 2001, after the DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion. The power supply program is also funded by revenue from electricity sales to retail customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

      The DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Although sale of the bonds was delayed by a number of factors, including potential legal challenges, the offering occurred in November 2002 and raised $11.3 billion, the largest municipal bond offering in history. Of this amount, $6.6 billion was paid to the State's General Fund.

Economic Overview

      California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy began to slow in the Spring of 2001. The slowdown was most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. The State began to recover early in 2002, but progress has been slow. State unemployment rose from 4.7 percent in February 2001 to 6.3 percent in July 2002.

      The State's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

Litigation

            The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

Diversified Municipal Portfolio

            The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

            All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

            None of the New York Municipal Portfolio, California Municipal Portfolio or the Diversified Municipal Portfolio will, except as otherwise provided herein:

            1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

            2) Make short sales of securities or maintain a short position;

            3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

            4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

            5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

            6) Purchase oil, gas or other mineral interests;

            7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

            8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

            9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

            10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

            11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

            12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

            13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

            14) Make investments for the purpose of exercising control or management;

            15) Invest in securities of other registered investment companies;

            16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

            17) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

            The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

            1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

            2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

           With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

--------------------------------------------------------------------------------

INVESTMENTS

--------------------------------------------------------------------------------

      Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations; (iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage-related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and (xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.

            Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

            The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

            Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

            After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

            Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolios and the value of the Portfolios would be affected. Additionally, the Manager would reevaluate the Portfolios' investment objectives and policies.

Mortgage-Related Securities. Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.

            One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

            The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

            The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

            Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

            Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

            In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

            Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

            A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities. The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

            In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Private Placements. The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

            Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.

            The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Illiquid Securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale. The Portfolios will not invest in any additional illiquid security if, as a result, more than 15% of its net assets would be so invested.

Warrants. The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations. The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

            Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

            Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

            A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

            The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities. The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities. The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

            The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities. It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives. In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

            The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities.

            No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

            If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

            The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

            Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts

U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. In accordance with the current rules and regulations of the CFTC, the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the money portion of the premium is excluded in calculating the 5% limitation.

            At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures. The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio
(i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited);
(ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

            The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

            The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options. The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolios.

            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

            Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

            A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

            The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

            The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment

Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

            In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

            The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

            Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Swaps, Caps and Floors. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

            The Portfolios enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolios may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

            Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Credit Default Swap Agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the fact amount of the obligation. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation, received by the Portfolio as the seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

      A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

      A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in municipal securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities.

Reverse Repurchase Agreements. The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

            When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Special Risk Considerations for Lower-Rated Securities. Securities rated Baa by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

            The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

            The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

            The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

            Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Future Developments. The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification. In determining industry classifications for each Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the

"Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

                Directors and Officers and Principal Holders of Securities

            The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

-----------------------------------------------------------------------------------------------------------------------------------

NAME, AGE,                    PRINCIPAL OCCUPATION(S)                       NUMBER OF PORTFOLIOS IN    OTHER DIRECTORSHIPS HELD
ADDRESS (YEARS OF SERVICE*)   DURING THE PAST FIVE YEARS                    THE FUND COMPLEX           BY THE DIRECTOR
                                                                            OVERSEEN BY THE DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**

Roger Hertog, 61,             Vice Chairman and Director -- Alliance         12                         None
1345 Avenue of the Americas   Capital Management Corporation ("ACMC"),
New York, NY  10105           the General Partner of Alliance Capital

(14)                          Management L.P. ("Alliance") since 2000;
                              prior thereto, President, Chief Operating
                              Officer and Director -- Sanford C.
                              Bernstein & Co., Inc. ("Bernstein")

                              since prior to 1998.

-----------------------------------------------------------------------------------------------------------------------------------

Andrew S. Adelson, 47,        Executive Vice President and Chief            12                         None
1345 Avenue of the Americas   Investment Officer -- International Value
New York, NY  10105           Equities -- ACMC since 2000; prior thereto,
(5)                           Senior Vice President, Chief Investment
                              Officer -- International Equities and
                              Director -- Bernstein since prior to 1998.

-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Irwin Engelman,#+ 68,         Business Consultant.  Formerly Executive      12                         WellGen Inc.; Baruch College;
936 Fifth Avenue              Vice President and Chief Financial Officer,                              Long Wharf Theatre; National
New York, NY  10021           YouthStream Media Networks; prior thereto,                               Corporate Theater Fund;
(2)                           Vice Chairman and Chief Administrative                                   Temple Shaaray Tefila
                              Officer -- Revlon Inc.; and
                              Executive Vice President and Chief
                              Financial Officer -- MacAndrews & Forbes
                              Holdings Inc. since prior to 1998.

-----------------------------------------------------------------------------------------------------------------------------------

Peter W. Huber,+ 50           Partner-Kellogg Huber Hansen Todd & Evans     12                         None
1615 M Street NW, Suite 400,  (law firm) since prior to 1998; Senior
Washington, DC  20036         Fellow-Manhattan Institute for Policy
(2)                           Research; Columnist -- Forbes Magazine;
                              Partner at Digital Power Group and
                              Digital Power Capital

-----------------------------------------------------------------------------------------------------------------------------------

William Kristol,+ 50          Editor, The Weekly Standard since prior to    12                         None
1150 17th Street NW           1998.
5th Floor
Washington, DC  20036
(8)

-----------------------------------------------------------------------------------------------------------------------------------

Rosalie J. Wolf,#+ 61,        Managing Director -- Offit Hall Capital       12                         Airborne, Inc.; TIAA-CREF;
65 East 55th Street, 29th     Management since January 2001; prior                                     North European Oil Royalty
Floor                         thereto, Managing Partner -- Botanica                                    Trust
New York, NY  10022           Capital Partners LLC from June 2000 through
(2)                           January 2001; prior thereto, Treasurer and
                              Chief Investment Officer, The Rockefeller
                              Foundation since prior to 1998.

-----------------------------------------------------------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Hertog and Mr. Adelson are "interested persons," as defined in the 1940 Act, because of their respective affiliations with ACMC and Alliance.

#     Member of the Fund's Audit Committee.

+     Member of the Fund's Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors.

            The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.

      The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2002. Officers receive no direct remuneration in such capacity from the Fund. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

      The directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

      As of January 10, 2003, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

      The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex, if any, as of December 31, 2002.

Share Ownership

                                                                   Aggregate
                                                                Dollar Range of
                                                                     Equity
                                                                 Securities in
                                                                 All Registered
                                                                   Investment
                                                                    Companies
                                                                  Overseen by
                                                                  Director in
                     Dollar Range of Equity Securities in the     Fund Complex
                   -------------------------------------------------------------
Name                 New York      California     Diversified
----                 Municipal     Municipal       Municipal
                     Portfolio     Portfolio       Portfolio
                                                                ----------------
Interested
Directors:

Roger Hertog       Over $100,000       $0             $0         Over $100,000
Andrew S. Adelson       $0             $0        Over $100,000   Over $100,000
Independent
Directors:

Irwin Engelman     Over $100,000       $0             $0         Over $100,000
Peter W. Huber          $0             $0             $0               $0

William Kristol         $0             $0             $0               $0
Rosalie J. Wolf    $10,001-$50,000     $0             $0         $10,001-$50,000

As of December 31, 2002, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

Officer Information

            Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*         POSITION(S) HELD         PRINCIPAL OCCUPATION
AND (AGE)                  WITH FUND                DURING LAST 5 YEARS
------------------         ----------------         --------------------
Roger Hertog, 61           President and Treasurer  See biography above.

Andrew S. Adelson, 47      Senior Vice President    See biography above.

Kathleen A. Corbet, 42     Senior Vice President    Executive Vice President of
                                                    ACMC,** with which she has
                                                    been associated since prior
                                                    to 1998.

Edmund P. Bergan, Jr., 52  Secretary                Senior Vice President and
                                                    the General Counsel of
                                                    AllianceBernstein
                                                    Investment Research and
                                                    Management, Inc.
                                                    ("ABIRM")** and AGIS,**
                                                    with which he has been
                                                    associated since prior to
                                                    1998.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Manager

            The Fund's investment manager is Alliance, a Delaware limited partnership with offices at 1345 Avenue of the Americas, New York, New York 10105.

            Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2002 totaling approximately $369 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

            Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "NYSE") in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned 54.7% of the Alliance Units. AXA Financial is a wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.

            Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreement; Alliance is free to render similar services to others.

            Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

            Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Bernstein (the investment manager until October 2, 2000) for the fiscal year ended September 30, 2000 and to Alliance for the fiscal years ended September 30, 2001 and September 30, 2002:

             Management Fee for the Fiscal Year ended September 30,

         Portfolio                    2000*            2001*             2002*
         ---------                    -----            -----             -----
New York Municipal Portfolio       $3,728,640       $3,568,520        $4,308,118

California Municipal Portfolio     $2,624,960       $2,303,646        $2,818,444

Diversified Municipal Portfolio    $6,486,955       $6,250,863        $7,665,029

* The Portfolios began offering Class A, B and C shares on February 1, 2002. The Management Fees shown were those paid on another class of the respective Portfolio prior to February 1, 2002, and on all the classes of the Portfolio, including Class A, B and C shares, after the commencement of their offering on February 1, 2002.

            The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

            In approving the Fund's investment management agreement ("Management Agreement") with respect to each Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Manager.

            The Directors' evaluation of the quality of the Manager's services took into account the scope and quality of the Manager's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

            In reviewing the fees payable under the Management Agreement, the Directors compared the fees of the Portfolios to those of competitive funds and other funds with similar investment objectives. For these purposes, the Directors took into account not only the fees payable by the Portfolios, but also so-called "fallout benefits" to the Manager, such as the proposed engagement of affiliates of the Manager to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the Manager by reason of brokerage commissions generated by the Portfolios' securities transactions. In evaluating a Portfolio's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Portfolio.

            The Directors also considered the business reputation of the Manager and its financial resources. The Directors evaluated the procedures and systems of the Manager that are designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Manager with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund and the Portfolios to approve the Management Agreement, including the fees to be charged for services thereunder.

            Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the

Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

            The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

            Certain other clients of the Manager may have investment objectives and policies similar to those of the Fund. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

            The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: Alliance Capital Reserves, Alliance Government Reserves, Alliance Institutional Reserves, Inc., Alliance Municipal Trust, Alliance Variable Product Series Fund, Inc., AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein
Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., Sanford C. Bernstein
Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein
Portfolios and The Korean Investment Fund, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund,
Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

--------------------------------------------------------------------------------

EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement

            During the fiscal year ended September 30, 2002, the Fund entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investment Research & Management, Inc. or ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

            For the period from February 1, 2002 (commencement of offering of the Class A shares) through September 30, 2002, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $38,517, $29,566, and $80,049, respectively, which constituted approximately .30%, .30% and .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $1,089,431. Of the $1,237,563 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $6,759 was spent on advertising, $11,813 on the printing and mailing of prospectuses for persons other than current shareholders, $231,596 for compensation to broker-dealers and other financial intermediaries (including, $155,254 to the Fund's Principal Underwriter), $159,991 for compensation to sales personnel and $827,404 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            For the period from February 1, 2002 (commencement of offering of the Class B shares) through September 30, 2002, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $82,352, $54,974 and $171,250, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of the aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $2,242,834. Of the $2,551,410 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $3,482 was spent on advertising, $5,632 on the printing and mailing of prospectuses for persons other than current shareholders, $2,325,088 for compensation to broker-dealers and other financial intermediaries (including $79,847 to the Fund's Principal Underwriter), $89,794 for compensation to sales personnel, $86,331 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $41,083 was spent on interest on Class B shares financing.

            For the period from February 1, 2002 (commencement of offering of the Class C shares) through September 30, 2002, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $54,199, $69,002 and $157,890, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $858,312. Of the $1,139,403 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $3,454 was spent on advertising, $5,370 on the printing and mailing of prospectuses for persons other than current shareholders, $929,586 for compensation to broker-dealers and other financial intermediaries (including $81,930 to the Fund's Principal Underwriter), $104,783 for compensation to sales personnel, $84,869 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $11,341 was spent on interest on Class C shares financing.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

            With respect to Class A shares of the Portfolios, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

                Unreimbursed distribution expenses incurred as of September 30, 2002, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

           Amount of Unreimbursed Distribution Expenses Carried
            Over (as a percentage of the Class's net assets)
         --------------------------------------------------------
                            Class B                 Class C
New York Municipal     $599,069 (33.2%)       $183,345 (14.6%)
California Municipal   $478,209 (37.3%)       $216,213 (13.3%)
Diversified Municipal  $1,165,556 (31.5%)     $458,754 (12.8%)

            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Agreement will continue in effect for successive twelve-month periods with respect to Class A, Class B and Class C shares of each Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at a meeting held on October 30, 2002.

            In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement. AGIS, an indirect wholly owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2002, AGIS was entitled to receive $33,770 under the Transfer Agency Agreement.

Code of Ethics. The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchase or held by the Fund.

--------------------------------------------------------------------------------


PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

            Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

            Investors may purchase shares of the Portfolios either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Portfolios' shares may receive differing compensation for selling Class A, Class B or Class C shares.

            In order to open your account, the Fund, or your broker-dealer, agent or other financial intermediary, are required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer, agent or other financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

            The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

            Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B shareholders and the Class A shareholders and the Class B shareholders will vote separately by class and (v) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares

            The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than

$250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

            For the period from February 1, 2002 (commencement of offering of the Class A, B, and C shares) through September 30, 2002, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $293,206; the California Municipal Portfolio was $259,154; and the Diversified Municipal Portfolio was $705,716; of that amount, the Principal Underwriter received $14,089 for the New York Municipal Portfolio, $10,941 for the California Municipal Portfolio, and $36,305 for the Diversified Municipal Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the period from February 1, 2002 through September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $1,041 for the New York Municipal Portfolio, $0 for the California Municipal Portfolio, and $0 for the Diversified Municipal Portfolio. During the period from February 1, 2002 through September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $4,968 for the New York Municipal Portfolio, $6,167 for the California Municipal Portfolio, and $21,605 for the Diversified Municipal Portfolio. During the period from February 1, 2002 through September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $4,632 for the New York Municipal Portfolio, $4,125 for the California Municipal Portfolio, and $14,810 for the Diversified Municipal Portfolio.

Class A Shares

            The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

Sales Charge

                                                         Discount or
                                                         Commission
                                      As % of            to Dealers
                        As % of       the                or Agents
                        Net           Public             As % of
Amount of               Amount        Offering           Offering
Purchase                Invested      Price              Price
---------               --------      --------           -----------

Less than
   $100,000........     4.44%         4.25%              4.00%
$100,000 but
    less than
    $250,000.......     3.36          3.25               3.00
$250,000 but
    less than
    $500,000.......     2.30          2.25               2.00
$500,000 but
    less than
    $1,000,000.*...     1.78          1.75               1.50

-----------

*     There is no initial sales charge on transactions of $1,000,000 or more.

            With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the

Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

            Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge), or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "AllianceBernstein Mutual Fund." Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  - AllianceBernstein Corporate Bond Portfolio
  - AllianceBernstein Quality Bond Portfolio
  - AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.

AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Quasar Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Growth Fund
  -AllianceBernstein Conservative Investors Fund
  -AllianceBernstein Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  - U.S. Government Short Duration Portfolio
  - Short Duration Plus Portfolio
  - Intermediate Duration Portfolio
  - Short Duration New York Municipal Portfolio
  - Short Duration California Municipal Portfolio
  - Short Duration Diversified Municipal Portfolio
  - New York Municipal Portfolio
  - California Municipal Portfolio
  - Diversified Municipal Portfolio
  - Tax-Managed International Value Portfolio
  - International Value II Portfolio
  - Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  - Bernstein Intermediate Duration Institutional Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

            (i)     the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

            (iii)   the net asset value of all shares described in paragraph
                    (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Portfolio or any other AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other AllianceBernstein Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Manager (other than the Manager's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Manager; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Manager, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Manager, the Principal Underwriter, AGIS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored non-qualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

            The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          Contingent Deferred
                                          Sales Charge as a %
                                          of Dollar Amount
            Year Since Purchase           Subject to Charge
            -------------------           -----------------

            First                               3.0%
            Second                              2.0%
            Third                               1.0%
            Fourth                              None

            In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

            The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

            Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

            In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services -- Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

--------------------------------------------------------------------------------

REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How to Sell Shares."

Redemption


            Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption By Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

Telephone Redemptions-General. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase. The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

            The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B and Class C shares unless otherwise indicated.

Automatic Investment Program. Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege. You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

            Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


            Eligible shareholders desiring to make an exchange should telephone Alliance Global Investor Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

            None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Portfolio account, a Class A, Class B or Class C account with one or more other AllianceBernstein Mutual Funds may direct that income dividends and/or capital gains paid his or her Class A, Class B or Class C Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

            Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

            Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

NET ASSET VALUE

--------------------------------------------------------------------------------

            The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager (market value will be determined by sales prices if the principal market is an exchange) in the broadest and most representative market for that security as determined by the Manager.

      Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Directors of the Fund. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

      Futures contracts and options are valued on the basis of market quotations, if available.

      If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security may be valued as determined in good faith under procedures adopted by the Board of Directors of the Fund.

      Securities and other assets for which there is no readily available market value may be valued in good faith pursuant to procedures adopted by the Board of Directors of the Fund. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, under procedures adopted by the Board of Directors of the Fund, some other method would more accurately reflect the fair market value of such securities.

            The assets attributable to the Class A shares, Class B shares and Class C shares of a Portfolio will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

      The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

            Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

            Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

            Currently, distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.

            The New York Municipal Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal

Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Portfolios will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

            A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

            Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

            The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

            Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

            The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

            Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

            The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

            Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

      Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 30% (subject to phased-in reductions) of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

      A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

      The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

--------------------------------------------------------------------------------

BROKERAGE AND PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. In transactions on stock exchanges in the United

States, these commissions are negotiated. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.

            The Manager's primary consideration in effecting a security transaction for the Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

            The Portfolios did not pay any brokerage commissions for the past three fiscal years.

--------------------------------------------------------------------------------

GENERAL INFORMATION

--------------------------------------------------------------------------------

            The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

            Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

      Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

            As of January 10, 2003, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio or any class of the Portfolios:

                                       NO. OF SHARES          % OF
NAME AND ADDRESS                       OF CLASS               CLASS
----------------                       --------               -----

NEW YORK PORTFOLIO

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                365,198                12.17%

Donaldson Lufkin Jenrette
Securities Corp., Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052             164,662                 5.49%

CLASS B SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                272,882                11.00%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            220,374                 8.88%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            809,997                44.55%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                224,979                12.37%

CALIFORNIA PORTFOLIO

CLASS A SHARES:
--------------

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                309,438                12.35%

NFSC FEBO # W75-829030
Los Tigres del Norte Inc.
Attn: Dan Molina
1 Almaden Blvd. Ste. 208
San Jose, CA  95113-2213               191,381                 7.64%

NFSC FEBO # W75-102199
Pete D. Pereira
Elsie M. Pereira
Pereira Family Trust
U/A 9/9/96
16 Ortega Ct.                          139,571                 5.57%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            120,415                 6.85%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                92,509                  5.26%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486            162,578                 7.52%

DIVERSIFIED PORTFOLIO

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484          1,215,791                19.05%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                439,061                 6.68%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311                 329,452                 5.01%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484          1,626,577                31.44%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                264,305                 5.11%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486          2,028,048                43.16%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                338,915                 7.21%

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

            ABIRM, an indirect wholly owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933.

Counsel

            The law firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

Independent Accountants

            PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants to audit the annual financial statements of each Portfolio.

Yield and Total Return Quotations

              From time to time, a Portfolio states its "yield," "actual distribution rate," average annual total return ("total return"), average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemptions ("after-tax returns").

Yield Calculations

                                         30-Day Tax
                          30 Day Tax     Equivalent Yield
                          (period ended  (period ended     Distribution
                          9/30/02)       9/30/02)          Rate

Fund

New York Municipal
    Class A                2.06%            3.35%             3.20%
    Class B                1.30%            2.12%             2.64%
    Class C                1.30%            2.12%             2.65%

California Municipal
    Class A                1.86%           3.00%              2.73%
    Class B                1.17%           1.89%              2.15%
    Class C                1.15%           1.86%              2.13%

Diversified Municipal
    Class A                2.12%           3.45%              3.23%
    Class B                1.41%           2.30%              2.66%
    Class C                1.41%           2.30%              2.66%

            Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                Yield =  2 [( a-b + 1)^6 - 1]
                              ---
                              cd
Where:

      a = total interest and dividends earned during the month;

      b = total expenses accrued during the month (net of reimbursements);

      c = the average daily number of shares outstanding during the month that were entitled to receive dividends; and

      d = the maximum offering price per share on the last day of the month.

            The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

            For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

            For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

            Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.

            The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were: federal--38.6%, New York State--6.85%, New York City--3.83% and California--9.30%. The tax equivalent yield is computed by dividing that portion of a Portfolio's yield that is tax-exempt by one minus the applicable marginal income tax rate 38.6% in the case of the Diversified Municipal Portfolio; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York Municipal Portfolio and the California Municipal Portfolio and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

            Tax-equivalent yield for the New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation; (ii) federal taxation only; (iii) New York State and local taxation only and (iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by 1 minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

      Tax-equivalent Yield  =  a   +  c   +   e    + g
                             -----   ----   -----
                              1-b    1-d     1-f

Where:

      a  = the portion of the yield which is exempt from federal and New York
           State and local income taxation;

      b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;


      c  = the portion of the yield which is exempt from federal, but not New
           York State and local income taxation;

      d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

      e = the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

      f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

      g  = the portion of the yield which is not exempt from federal, New York
           State or local income taxation.

      Tax-equivalent yield for the California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

      Tax-equivalent Yield  =  a   +   c   +  e    + g
                              ----   -----   ----
                              1-b     1-d    1-f

Where:

      a = the portion of the yield which is exempt from federal and California personal income taxation;

      b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

      c = the portion of the yield which is exempt from federal, but not California personal income taxation;

      d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

      e = the portion of the yield which is exempt from California personal, but not federal, income taxation;

      f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

      g = the portion of the yield which is not exempt from federal or California personal income taxation.

      Tax-equivalent yield for the Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio (i) that is exempt from federal taxation and (ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:

      Tax-equivalent Yield     =   h     +   j
                                  ----
                                  1-i

Where:

      h = the portion of the yield which is exempt from federal taxes;

      i = the highest marginal tax rate imposed on individual income subject to federal income taxation; and
      j = the portion of the yield which is not exempt from federal income taxation.

Total Return and After-Tax Returns Calculations

      The average annual total returns, before and after taxes, for (1) the Portfolios from their inception until September 30, 2002; (2) the Portfolios for the one year period ended September 30, 2002; (3) the Portfolios for the five year period ended September 30, 2002; and (4) the ten year period ended September 30, 2002, were as follows. The returns shown below are for the New York Municipal Class of the New York Municipal Portfolio, the California Municipal Class of the California Municipal Portfolio and the Diversified Municipal Class of the Diversified Municipal Portfolio. These classes of the respective Portfolios are not offered in the Prospectus to which this Statement of Additional Information relates but would have substantially similar annual returns as the Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The returns would differ only to the extent that Class A, Class B and Class C shares do not have the same expenses:

                        Average
                      Annual Total
                      Return Since    One Year      Five Year     Ten Year
     Portfolio         Inception    Total Return  Total Return  Total Return
-------------------   ------------  ------------  ------------  ------------
New York Municipal

Returns Before           6.20%          6.83%         5.33%        5.44%
Taxes

Returns After Taxes       N/a           6.81%         5.27%        5.32%
on Distributions*

Returns After Taxes       N/a           5.72%         5.08%        5.20%
on Distributions
and Sales of
Portfolio Shares*

California Municipal

Returns Before           5.99%          6.27%         5.17%        5.37%
Taxes

Returns After Taxes       N/a           6.26%         5.09%        5.27%
on Distributions*

Returns After Taxes       N/a           5.25%         4.89%        5.11%
on Distributions
and Sales of
Portfolio Shares*

Diversified
Municipal

Returns Before           6.15%          6.42%         5.34%        5.47%
Taxes

Returns After Taxes       N/a           6.40%         5.27%        5.36%
on Distributions*

Returns After Taxes       N/a           5.49%         5.08%        5.22%
on Distributions
and Sales of
Portfolio Shares*

---------
* After-tax returns are an estimate, based on the highest historical individual federal marginal income tax rates in effect. Actual tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

            The average annual total return, before taxes, for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:

      Average Annual Total Return     =       ERV^1/n  - 1
                                              ---
                                               P
Where:

       P = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;

     ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

       n = number of years (1, 5, 10 or the life of the Fund).

      The above calculations reflect all fees and expenses charged to the Portfolios.

      The average annual total return, after taxes, for each Portfolio is calculated by finding the average annual return percentage rates of return that would, compounded and multiplied by the initial amount invested, result in ending value, according to the following formulas:

          ATV(D) =  P (1 + T)^n

         ATV(DR) =  P (1 + T)^n

Where:
             P =  a hypothetical initial payment of $1,000;

             T = average annual total return (after taxes on distributions or after taxes on distributions and sales of portfolio shares);

             n =  number of years;

        ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the periods indicated at the end of such periods after taxes on fund distributions but not after taxes on redemption; and

         ATVD(R) =  ending value of a hypothetical $1,000 payment made at the beginning of the periods indicated at the end of such periods, after taxes on fund distributions and redemption.

The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 2002 was as follows:

--------------------------------------------------
                                  Unannualized
                                  Total Return
           Portfolio             Since Inception
--------------------------------------------------
New York Municipal
  Class A:                             .84%
  Class B:                            1.82%
  Class C:                            3.89%

--------------------------------------------------
California Municipal
  Class A:                             .32%
  Class B:                            1.30%
  Class C:                            3.29%

--------------------------------------------------
Diversified Municipal
  Class A:                             .57%
  Class B:                            1.63%
  Class C:                            3.55%

--------------------------------------------------

The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

      Aggregate Total Return = ERV - P
                               -------
                                  P
Where:

       P = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and

     ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.

From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indexes, including but not limited to (1) Lehman Brothers Aggregate Bond Index;
(2) Lehman Brothers Government

Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 5 year General Obligation Municipal Bond Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; and (7) with other groups of mutual funds tracked by (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or
(C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information.

Additional Information

            Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

            The financial statements and the report of PricewaterhouseCoopers, LLP for the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2002 and was filed on December 10, 2002. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

APPENDIX A: Description of Corporate and Municipal Bond Ratings

--------------------------------------------------------------------------------

      The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(1)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

--------
(1)   Reprinted from Standard & Poor's Bond Guide

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

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(2)   As provided by Fitch Ratings, Inc.


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CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD represents highest potential for recovery and

D the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great

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length of time.  Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

      The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's(4)

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an

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(4)   Reprinted from Standard & Poor's Bond Guide


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original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.


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Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.

Moody's(6)

      Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

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(5)   As provided by Fitch Ratings, Inc.

(6)   Reprinted from Moody's Bond Record and Short Term Market Record


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      o     Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

      The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.


Standard & Poor's(7)

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.

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(8)   As provided by Fitch Ratings, Inc.


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